BMO FUNDS, INC.

BMO TCH INTERMEDIATE INCOME FUND

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

1-800-236-FUND

(1-800-236-3863)

www.bmofundus.com

May 8, 2017

Dear Shareholder,

The BMO TCH Intermediate Income Fund, a series of BMO Funds, Inc. (the “Company”), will hold a special meeting of shareholders on Tuesday, June 20, 2017, at 8:30 a.m., local time, at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. If you were a shareholder of record of the BMO TCH Intermediate Income Fund (the “Acquired Fund”) as of the close of business on April 13, 2017, you are entitled to vote at the meeting. The shareholders of the Acquired Fund will vote on a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the transfer of all the assets of the Acquired Fund to the BMO Strategic Income Fund (the “Acquiring Fund”), an existing series of the Company, in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the issuance of shares of the Acquiring Fund. If the shareholders approve the Reorganization Agreement, you will receive shares of the Acquiring Fund with the same total value as the Acquired Fund shares surrendered. BMO Asset Management Corp. (the “Adviser”) serves as the investment adviser to both the Acquired Fund and the Acquiring Fund.

As further explained in the enclosed proxy statement/prospectus, the Board of Directors of the Company (the “Board”) has unanimously recommended that shareholders approve the Reorganization Agreement. The Board believes it is in the best interests of the Acquired Fund to combine into the Acquiring Fund, which has the same investment objective and similar investment strategies and risks. In addition, the Acquiring Fund has the same management fee rate as the Acquired Fund, and both Funds are subject to the same fee waiver agreement, which the Adviser has agreed to continue in effect for the Acquiring Fund until December 31, 2018. Accordingly, the Board recommends you vote FOR the proposed reorganization.

Thank you for your response and for your continued investment in the BMO Funds.

Sincerely,

John M. Blaser, President

BMO Funds, Inc.

BMO FUNDS, INC.

BMO TCH INTERMEDIATE INCOME FUND

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS To be held on June 20, 2017

The BMO TCH Intermediate Income Fund will hold a special meeting (the “Meeting”) of shareholders on Tuesday, June 20, 2017, at 8:30 a.m., local time, at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202 for the purpose of considering the following proposal, as well as any other business that may properly come before the Meeting or any adjournments thereof.

1.	To approve an Agreement and Plan of Reorganization pursuant to which the BMO TCH Intermediate Income Fund (the “Acquired Fund”) will be reorganized with and into the BMO Strategic Income Fund, including approval of an amendment to the Articles of Incorporation of BMO Funds, Inc. to dissolve and terminate the Acquired Fund, and the transactions it contemplates.

Only shareholders of record of the Acquired Fund at the close of business on April 13, 2017, the record date for the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

By Order of the Board of Directors,

Michael J. Murphy, Secretary

BMO Funds, Inc.

Milwaukee, Wisconsin

May 8, 2017

PLEASE RETURN YOUR PROXY CARD PROMPTLY OR PROXY VOTE BY TOLL-FREE TELEPHONE OR INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

As a shareholder of the Acquired Fund, you are asked to attend the special meeting either in person or by proxy. To obtain directions to attend the meeting, please call 1-800-236-FUND. If you are unable to attend the Meeting in person, we urge you to vote by proxy. You can do this in one of three ways by: (1) completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number (1-800-690-6903), or (3) using the Internet (go to www.proxyvote.com). Your prompt voting by proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of BMO Funds, Inc. a written notice of revocation or a subsequently signed proxy card. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card.

PROXY STATEMENT/PROSPECTUS

Dated May 8, 2017

FOR THE REORGANIZATION OF

BMO TCH INTERMEDIATE INCOME FUND into BMO STRATEGIC INCOME FUND Each a series of BMO Funds, Inc.

111 East Kilbourn Avenue, Suite 200 Milwaukee, Wisconsin 53202 1-800-236-FUND (1-800-236-3863) www.bmofundsus.com

This proxy statement/prospectus contains the information you should know before voting on the proposed reorganization. Please read it carefully and retain it for future reference.

	Acquired Fund	Acquiring Fund
	BMO TCH Intermediate Income Fund	BMO Strategic Income Fund	Shareholders Entitled to Vote
Proposal 1	Class A Class I	Class A Class I	BMO TCH Intermediate Income Fund shareholders

This proxy statement/prospectus is being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of BMO Funds, Inc. (the “Company”) for use at the special meeting (the “Meeting”) of shareholders of the BMO TCH Intermediate Income Fund (the “Acquired Fund”) to be held on Tuesday, June 20, 2017, at 8:30 a.m., local time, at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, and any adjournments or postponements thereof. At the Meeting, shareholders of the Acquired Fund will consider an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of the Acquired Fund into the BMO Strategic Income Fund (the “Acquiring Fund”) (the “Reorganization”). The Acquired Fund and the Acquiring Fund are each a series of the Company, an open-end investment management company organized as a Wisconsin corporation.

If you need additional copies of this proxy statement/prospectus or the proxy card, please contact the Company at 1-800-236-3863 or in writing at BMO Funds, Inc., 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Additional copies of the proxy statement/prospectus will be delivered to you promptly upon request. To obtain directions to attend the Meeting, please call 1-800-236-3863. For a free copy of the Funds’ Annual and Semi-Annual Reports to Shareholders for the Fiscal Periods ended August 31, 2016 and February 28, 2017, respectively, please contact the Company at the telephone number and address listed above, or visit the Funds’ website at www.bmo.com/fundsus.

How the Reorganization Will Work

•	The Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund.

•

In exchange for the transfer of the Acquired Fund’s assets and the assumption of such Fund’s liabilities, the Acquiring Fund will issue Class A and Class I shares (collectively, the “Acquiring Fund Shares”) to the Acquired Fund equal in value to the aggregate net asset value of the Class A and Class I shares of the Acquired Fund (the “Acquired Fund Shares”) on the closing date of the Reorganization (the “Closing Date”). The Acquiring Fund also has Class Y shares, which are not being issued in connection with the Reorganization.

•

The Acquiring Fund will open accounts for the Acquired Fund shareholders, crediting the shareholders with Acquiring Fund Shares that are equivalent in value to the shareholders’ investment in the Acquired Fund at the time of the Reorganization.

•	The Acquired Fund will be dissolved and terminated as a series of the Company.

This proxy statement/prospectus sets forth the basic information you should know before voting on the proposal and investing in the Acquiring Fund. You should read it and keep it for future reference. It is both a proxy statement for the Meeting and a prospectus for the Acquiring Fund.

For simplicity, actions are described in this proxy statement/prospectus as being taken by either the Acquired Fund or the Acquiring Fund (which are collectively referred to as the “Funds” and are each referred to as a “Fund”), although all actions are actually taken by the Company on behalf of the Funds.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”), are incorporated by reference herein and, with respect to the Acquiring Fund Prospectus only, accompany this proxy statement/prospectus:

•	The Statement of Additional Information relating to this proxy statement/prospectus, dated May 8, 2017 (the “Reorganization SAI”);

•	The Prospectus for the Acquired Fund, dated December 31, 2016, as supplemented to date (the “Acquired Fund Prospectus”); and

•	The Prospectus for the Acquiring Fund, dated May 8, 2017 (the “Acquiring Fund Prospectus” and together with the Acquired Fund Prospectus, the “Fund Prospectus”).

This proxy statement/prospectus and the accompanying materials were first mailed to shareholders of the Acquired Fund on or about May 18, 2017. Additional copies of these materials and other information about the Company, the Acquired Fund, and the Acquiring Fund are available upon request and without charge by writing to the address below, by visiting the Company’s website at www.bmofundsus.com, or by calling the telephone number listed as follows:

BMO Funds, Inc.

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

1-800-236-FUND

(1-800-236-3863)

Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed, or guaranteed by, BMO Harris Bank N.A. or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), or any other government agency, and may lose value.

The SEC has not approved or disapproved the Acquiring Fund shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this proxy statement/prospectus. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this proxy statement/prospectus and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds.

PROPOSAL 1 APPROVAL OF REORGANIZATION AGREEMENT

SUMMARY

The following is a summary of more complete information appearing later in this proxy statement/prospectus. You should read carefully the entire proxy statement/prospectus, including the Reorganization Agreement, the form of which is attached as Appendix A, because it contains details that are not in the summary.

As used in this proxy statement/prospectus, the term “Reorganization” refers collectively to: (1) the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund; (2) the issuance of Acquiring Fund Shares by the Acquiring Fund to the Acquired Fund equal in value to the aggregate net asset value of the Acquired Fund Shares on the Closing Date; (3) the opening of accounts by the Acquiring Fund for the Acquired Fund shareholders, the crediting of Acquired Fund shareholders, in exchange for their Acquired Fund Shares, with that number of full and fractional Acquiring Fund Shares that are equivalent in aggregate net asset value to the aggregate net asset value of the shareholders’ Acquired Fund Shares at the time of the Reorganization; and (4) the dissolution and termination of the Acquired Fund.

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the tax consequences of the Reorganization, see the sections entitled “Summary—Federal Income Tax Consequences of the Reorganization” and “Information About the Reorganization—Federal Income Tax Consequences” in this proxy statement/prospectus.

After careful consideration, the Board has determined that reorganizing the Acquired Fund into the Acquiring Fund is in the best interests of shareholders of the Funds and that the interests of the existing shareholders of the Funds will not be diluted as a result of the proposed Reorganization.

Comparison of the Acquired Fund to the Acquiring Fund. The following table presents a side-by-side comparison of the Acquired Fund to the Acquiring Fund.

	Acquired Fund	Acquiring Fund
Form of Organization	A diversified series of the Company, an open-end investment management company organized as a Wisconsin corporation.	Same.
Net Assets as of February 28, 2017	Class A—$19,255,165 Class I—$59,346,753	Class A—$31,323 Class I—$17,637,833

	Acquired Fund		Acquiring Fund
Investment Adviser and Portfolio Managers

Investment Adviser: BMO Asset Management Corp. (the “Adviser”).

Sub-Adviser: Taplin, Canida & Habacht, LLC (“TCH”), an affiliate of the Adviser.

Portfolio Managers: Scott Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the Acquired Fund. William Canida also serves as a co-portfolio manager, however, he has announced plans to relinquish his role as such effective June 30, 2017.

Investment Adviser: Same.

Sub-Adviser: None.

Portfolio Managers: Scott Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward, who are portfolio managers of TCH and officers of the Adviser, co-manage the Acquiring Fund. Therefore, four of the five portfolio managers who currently manage the Acquired Fund also manage the Acquiring Fund.

Annual Operating Expenses as a Percentage of Average Net Assets	For Six-Month Period Ended February 28, 2017 (annualized):		For Six-Month Period Ended February 28, 2017 (annualized):
	Total Operating Expenses		Total Operating Expenses
	Class A	0.88%	Class A	0.89%
	Class I	0.63%	Class I	0.64%
	Fee Waiver and Expense Reimbursement		Fee Waiver and Expense Reimbursement
	Class A	(0.08%)	Class A	(0.09%)
	Class I	(0.08%)	Class I	(0.09%)
	Net Operating Expenses*		Net Operating Expenses*
	Class A	0.80%	Class A	0.80%
	Class I	0.55%	Class I	0.55%
	*The Adviser has agreed to waive fees and /or reimburse expenses to the extent necessary to prevent total annual operating expenses of the Acquired Fund (exclusive of certain items, including acquired fund fees and expenses) from exceeding 0.80% for Class A shares and 0.55% for Class I shares through December 31, 2017.		*The Adviser has entered into the same fee waiver agreement for the Acquiring Fund as the Adviser has with the Acquired Fund, with the same fee caps; however the Acquiring Fund’s fee waiver agreement extends until December 31, 2018.

	Acquired Fund	Acquiring Fund
Investment Objective	The Acquired Fund’s investment objective is to maximize total return consistent with current income. This investment objective is non-fundamental and may be changed without shareholder approval.	Same.
Principal Investment Strategies

The Acquired Fund invests at least 80% of its assets in bonds.

The Acquired Fund invests in corporate, asset-backed, and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by TCH to be comparable in quality) at the time of purchase, repurchase agreements and U.S. government securities. TCH changes the Fund’s weightings in these sectors as it deems appropriate and uses macroeconomic, credit, and market analysis to select portfolio securities. The Acquired Fund normally maintains an average dollar-weighted effective maturity of two to eight years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Like the Acquired Fund, the Acquiring Fund invests at least 80% of its assets in bonds.

The Acquiring Fund invests primarily in U.S. and foreign debt securities, including those in emerging markets. Debt securities include all types of fixed and floating rate securities, including high yield securities (i.e., junk bonds), investment grade corporate bonds, U.S. Treasury, agency, and municipal securities, and foreign government securities, including inflation-indexed securities of U.S. and non-U.S. governments, convertible securities, preferred securities, and mortgage-backed and asset-backed securities. The Acquiring Fund may invest without limitation in fixed and floating rate debt securities of any geography and maturity. In addition, the Acquiring Fund may invest up to 65% of its net assets in debt securities rated below investment grade (i.e., junk bonds). Up to 25% of the Acquiring Fund’s securities may be denominated in foreign currencies, all of which may be emerging markets debt securities. The Fund may invest

	Acquired Fund	Acquiring Fund

up to 10% of its assets in common stocks; however, most common stocks generally will be acquired from conversions of convertible bonds or as residual interests from other fixed income securities.

Based on the foregoing, the Acquiring Fund has a broader investment strategy than the Acquired Fund, with the ability to invest a significant portion (up to 65%) of its net assets in junk bonds and a large percentage (25%) of its assets in securities denominated in foreign currencies. In addition, unlike the Acquired Fund, the Acquiring Fund does not have a target duration.

Temporary Investment Strategies	From time to time, the Acquired Fund maintains a portion of its assets in cash. The Acquired Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.	Same.
Fundamental and Non-Fundamental Investment Policies & Restrictions	In general, the Acquired Fund has adopted fundamental policies that, subject to certain exceptions, restrict the Acquired Fund with respect to the following activities: (1) issuing senior securities or borrowing money; (2) lending any security or making any other loan; (3) purchasing or selling commodities; (4) purchasing or selling real estate; (5) diversifying its investments; (6) concentrating its	The Acquiring Fund’s fundamental and non-fundamental investment policies and restrictions are identical to those of the Acquired Fund, except that the Acquiring Fund does not have a non-fundamental Name Policy.

Acquired Fund	Acquiring Fund

investments in any particular industry or group of industries; and (7) underwriting securities of other issuers.

In addition, the Acquired Fund has adopted non-fundamental policies that, subject to certain exceptions, restrict the Acquired Fund with respect to the following activities: (1) selling securities short and buying securities on margin; (2) pledging assets; (3) investing in illiquid and restricted securities; (4) investing in another company for the purpose of exercising control; (5) investing in other investment companies; and (6) investing in options. The Acquired Fund also has a non-fundamental policy to invest at least 80% of its assets in the types of securities and investments suggested by its name (the “Name Policy”), and in the event the Acquired Fund decides to change this Name Policy, it is required to provide shareholders with at least 60 days’ prior written notice.

The Acquired Fund may not change its fundamental investment policies and restrictions without first obtaining shareholder approval. However, non-fundamental investment policies and restrictions may be changed without obtaining the approval of shareholders.

For a more complete description of the Acquired Fund’s fundamental and non-

	Acquired Fund	Acquiring Fund
fundamental investment policies and restrictions, see “Additional Information About the Funds,” below.
Management and Other Fees

Management Fees: The Acquired Fund pays the Adviser, on a monthly basis, an annual management fee based on a percentage of the average daily net assets (“ADNA”) of the Fund as follows: 0.25% on the first $100 million of ADNA, and 0.20% on ADNA in excess of $100 million. In addition, for its services to the Acquired Fund, the Adviser (not the Fund) pays TCH a fee at the annual rate of 40% of the gross management fee received by the Adviser from the Fund.

Distribution (Rule 12b-1) Fees: The Class A shares of the Acquired Fund pay a Rule 12b-1 distribution and service fee at the annual rate of 0.25%. This fee is paid to the Acquired Fund’s distributor and financial intermediaries who sell/service the Class A shares.

Other Fees: The Acquired Fund pays a fee to the Adviser for the Class A and Class I shares for administrative services at the annual rate of 0.15% of the Fund’s ADNA. The Acquired Fund also pays a fee to Boston Financial Data Services, Inc. for transfer agency services and to BMO Harris Bank N.A. for custodial services.

Management Fees: The Acquiring Fund pays the Adviser, on a monthly basis, an annual management fee based on a percentage of the ADNA of the Fund as follows: 0.25% on the first $100 million of ADNA, and 0.20% on ADNA in excess of $100 million. Therefore, the management fee paid by the Acquiring Fund to the Adviser is the same as the management fee paid by the Acquired Fund to the Adviser.

Distribution (Rule 12b-1) Fees: Same.

Other Fees: Same.

	Acquired Fund	Acquiring Fund
Sales Charges	The Class A shares of the Acquired Fund impose a maximum 3.50% sales charge on purchases, and a maximum deferred sales charge of 1.00% on redemptions.	Same.
Buying Shares	Shares are sold at the next determined net asset value (“NAV”) after you deliver your transaction request in proper form and it is accepted by the BMO Funds or an authorized agent. You may buy shares through a broker/dealer, investment professional, or financial institution (“Authorized Dealers”). You also may purchase shares directly from the Funds by contacting BMO Funds U.S. Services.	Same.
Exchange Privilege	You may exchange shares of the Acquired Fund for shares of the same class of any of the other BMO Funds free of charge, provided that you meet the required investment minimums and you reside in a jurisdiction where shares may be lawfully offered for sale.	Same.
Redeeming Shares	Shares of the Acquired Fund will be redeemed at the NAV per share calculated after the Fund receives your transaction request in proper form. You may redeem shares through an Authorized Dealer or BMO Funds U.S. Services.	Same.

Comparison of Principal Risks of Investing in the Funds. A discussion regarding the principal risks of investing in the Funds – which are substantially the same for the two Funds – is set forth below. As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Funds. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Funds should have a long-term perspective and be able to tolerate potentially sharp declines in value. The following are the principal risks that could affect the value of your investment.

Acquired Fund	Acquiring Fund
Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Acquired Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.	Same.
Call Risks. If the securities in which the Acquired Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.	Same.
Corporate Debt Securities Risks. Corporate debt securities are fixed income securities issued by businesses. The market value of corporate debt may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s	Same.

Acquired Fund	Acquiring Fund
performance, and perceptions of the corporation in the market place. Corporate issuers may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Acquired Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.	Same.
No comparable risk.	Emerging Markets Risks. Investments in emerging markets can involve risks in addition to, and greater than, those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
No comparable risk.	Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Acquiring Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Acquired Fund	Acquiring Fund
Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.	Same.
No comparable risk.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Acquiring Fund may have difficulty disposing of certain high yield securities because a thin trading market for such securities may exist.

Income Risks. The Acquired Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.	Same.

Acquired Fund	Acquiring Fund
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.	Same.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Acquired Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions.	Same.
Management Risks. The Acquired Fund’s managers’ judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.	Same.
Portfolio Turnover Risks. A high portfolio turnover rate (100% or more) may result in the realization and	Same.

Acquired Fund	Acquiring Fund
distribution to shareholders of greater amount of capital gains than if the Acquired Fund had a low portfolio turnover rate. A higher tax liability may result. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.
Repurchase Agreements Risk. Repurchase agreements are transactions in which the Acquired Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Repurchase agreements are subject to market risk with respect to the collateral securing the repurchase agreements and credit risk with respect to the counterparty. In the event of a bankruptcy or other default by the counterparty, the Acquired Fund could experience delays and potential losses in liquidating the underlying security.	Same.

Other Consequences of the Reorganization. The Adviser serves as the investment adviser to both the Acquired Fund and the Acquiring Fund, and for these services, the Adviser receives a management fee from both Funds at the same annual rate. Namely, each Fund pays the Adviser, on a monthly basis, an annual management fee based on a percentage of the ADNA of the Fund as follows: 0.25% on the first $100 million of ADNA, and 0.20% on ADNA in excess of $100 million. In addition, for its subadvisory services to the Acquired Fund, the Adviser (not the Fund) pays TCH a fee at the annual rate of 40% of the gross management fee received by the Adviser from the Fund. After the Reorganization, the Adviser will continue to serve as the investment adviser to the Acquiring Fund.

Currently, both Funds are party to a fee waiver agreement with the Adviser pursuant to which the Adviser has agreed to waive fees and /or reimburse expenses to the extent necessary to prevent total annual operating expenses of each Fund (exclusive of certain items, including acquired fund fees and expenses) from exceeding 0.80% for Class A shares and 0.55% for Class I shares through December 31, 2017 (for the Acquired Fund) and December 31, 2018 (for the Acquiring Fund).

Information Regarding Purchases, Exchanges and Redemption of Shares. The following describes the procedures for buying, exchanging, and redeeming Fund shares. Because both Funds are separate portfolios of the same fund family and both Funds offer Class A and Class I shares, the procedures described below are applicable to both Funds.

Buying Shares. You may buy shares directly from the Funds through BMO Funds U.S. Services or an Authorized Dealer. The minimum initial and subsequent investment amounts are shown below.

	Minimum Investment Amount
Share Class	Initial	Subsequent
Class A	$1,000	$50
Class I	$1,000,000	N/A

Note: The Acquiring Fund also offers Class Y shares.

Exchange Privilege. You may exchange shares for shares of the same class of any of the other BMO Funds free of charge, provided that you meet the required investment minimums of the Funds and that you reside in a jurisdiction where Fund shares may be lawfully offered for sale.

Redeeming Shares. You may withdraw proceeds from your account on any day the Funds compute their NAV. Your NAV for a redemption will be the next computed NAV after your request is received in proper form. You may sell your shares by contacting the Funds by mail or telephone as described in detail in the Fund Prospectus or by going online at www.bmofundsus.com. Redemptions may also be made through third-party financial intermediaries, such as broker-dealers, who may charge a commission or other transaction fee.

Past Performance. The bar chart and table show the historical performance of the Funds’ shares and provide some indication of the risks of investing in the Funds. The bar chart shows how the Funds’ total returns before taxes have varied from year to year, while the table compares the Funds’ average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Funds will perform in the future. Investors may obtain updated performance information for the Funds at www.bmofundsus.com.

TCH INTERMEDIATE INCOME FUND

Class I — Annual Total Returns (calendar years 2008-2015)

The return for the Class I shares of the Acquired Fund from January 1, 2016 through September 30, 2016 was 7.60%.

During the periods shown in the bar chart for the Acquired Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	17.59%
Worst quarter	12/31/2008	(7.71)%

Average Annual Total Returns through 12/31/15

	1 Year	5 Years	Since Inception
Class I (Inception 5/31/2007)
Return Before Taxes	-1.26%	2.67%	4.16%
Return After Taxes on Distributions	-2.25%	1.86%	3.05%
Return After Taxes on Distributions and Sale of Fund Shares	-0.71%	1.72%	2.78%
BIGCBI (reflects no deduction for fees, expenses or taxes)	1.07%	2.58%	4.07%
LSIDF (reflects deduction of fees and no deduction for sales charges or taxes)	0.15%	2.21%	3.44%

		1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes		-4.94%	-2.93%
BIGCBI (reflects no deduction for fees, expenses or taxes)		1.07%	1.26%
LSIDF (reflects deduction of fees and no deduction for sales charges or taxes)		0.15%	0.20%

STRATEGIC INCOME FUND

Class Y — Annual Total Returns (calendar years 2006-2015)

The return for the Class Y shares of the Acquiring Fund from January 1, 2016 through September 30, 2016 was 3.98%.

During the periods shown in the bar chart for the Acquiring Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	5.39%
Worst quarter	6/30/2013	(2.39)%

Average Annual Total Returns through 12/31/15

	1 Year	5 Years	10 Years
Class Y (Inception 12/13/1992)
Return Before Taxes	1.56%	2.68%	4.33%
Return After Taxes on Distributions	0.32%	1.35%	2.71%
Return After Taxes on Distributions and Sale of Fund Shares	0.88%	1.59%	2.76%
BMI (reflects no deduction for fees, expenses or taxes)	1.51%	2.96%	4.64%
LMSII (reflects deduction of fees and no deduction for sales charges or taxes)	(1.83)%	3.69%	5.29%

	1 Year	5 Years	Since Inception
Class I (Inception 5/31/2007)
Return Before Taxes	1.81%	2.93%	4.63%
BMI (reflects no deduction for fees, expenses or taxes)	1.51%	2.96%	4.62%
LSMII (reflects deduction of fees and no deduction for sales charges or taxes)	(1.83)%	3.69%	4.90%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	(2.00)%	0.00%
BMI (reflects no deduction for fees, expenses or taxes)	1.51%	2.49%
LMSII (reflects deduction of fees and no deduction for sales charges or taxes)	(1.83)%	(1.46)%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns for share classes not shown in the tables above will vary from those shown.

The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.

The Barclays U.S. Intermediate Government/Credit Bond Index (BIGCBI) is an index comprised of government and corporate bonds rated BBB by Standard & Poor’s or higher with maturities between one and ten years. The Lipper Short-Intermediate Investment-Grade Debt Funds Index (LSIDF) tracks the total return performance of the 30 largest mutual funds included in this Lipper category. The Barclays U.S. MBS Index (BMI) tracks agency mortgage-backed pass-through securities guaranteed by Ginnie Mae, Freddie Mac, and Fannie Mae. The Lipper U.S. Mortgage Funds Index (LMSII) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

The Funds’ Fees and Expenses. The following table shows the current fees and expenses for the Acquired Fund compared to those of the Acquiring Fund (based on the six-month period ended February 28, 2017 (annualized)) and the pro forma fees and expenses of the Acquiring Fund assuming the Reorganization had occurred on the first day of the twelve-month period ended February 28, 2017.

Shareholder Transaction Fees (fees paid directly from your investment)

	TCH Intermediate Income Fund (Acquired Fund)		Strategic Income Fund (Acquiring Fund)		Strategic Income Fund Pro Forma (Acquiring Fund)
	Class A	Class I	Class A	Class I	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases	3.50%	None	3.50%	None	3.50%	None
Maximum Deferred Sales Charge (Load) on Redemptions(1)	1.00%	None	1.00%	None	1.00%	None
Redemption Fee	None	None	None	None	None	None

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1 million or more that are redeemed within 18 months of purchase.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

CLASS A

Fund	Management Fees(1)	12b-1 Fees	Other Expenses	Acquired (Underlying) Fund Fees and Expenses(2)	Total Gross Annual Fund Operating Expenses	Fee Wavier & Expense Reimbursement(3)	Total Net Annual Fund Operating Expenses(3)
TCH Intermediate Income Fund (Acquired Fund)	0.25%	0.25%	0.38%	0.01%	0.89%	(0.08)%	0.81%
Strategic Income Fund (Acquiring Fund)	0.25%	0.25%	0.39%	0.00%	0.89%	(0.09)%	0.80%
Strategic Income Fund Pro Forma (Acquiring Fund)	0.23%	0.25%	0.31%	0.01%	0.80%	(0.00)%	0.80%

CLASS I

Fund	Management Fees(1)	12b-1 Fees	Other Expenses	Acquired (Underlying) Fund Fees and Expenses(2)	Total Gross Annual Fund Operating Expenses	Fee Wavier & Expense Reimbursement(3)	Total Net Annual Fund Operating Expenses(3)
TCH Intermediate Income Fund (Acquired Fund)	0.25%	None	0.38%	0.01%	0.64%	(0.08)%	0.56%
Strategic Income Fund (Acquiring Fund)	0.25%	None	0.39%	0.00%	0.64%	(0.09)%	0.55%
Strategic Income Fund Pro Forma (Acquiring Fund)	0.23%	None	0.31%	0.01%	0.55%	(0.00)%	0.55%

(1)

The management fee disclosed is a blended fee based on each Fund’s total assets as of February 28, 2017. Under the investment advisory agreement, each Fund pays a management fee of 0.25% on the Fund’s first $100 million of ADNA, and 20% on ADNA in excess of $100 million.

(2)

Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by a Fund as a result of investments in other investment companies. The Total Annual Fund Operating Expenses for a Fund does not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)

The Adviser has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business) from exceeding 0.80% for Class A and 0.55% for Class I through December 31, 2017 (for the Acquired Fund) and December 31, 2018 (for the Acquiring Fund). These expense limitation agreements may not be terminated prior to the applicable expiration date without the consent of the Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Examples

The Examples below are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund, assuming the Reorganization has been completed. The Examples assume that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, and that each Fund’s total operating expenses remain the same. The Examples reflect the Adviser’s agreement to waive and reimburse expenses as noted in the expense table above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

CLASS A

Fund	Year 1	Year 3	Year 5	Year 10
TCH Intermediate Income Fund (Acquired Fund)	$430	$616	$818	$1,401
Strategic Income Fund (Acquiring Fund)	$429	$615	$817	$1,400
Strategic Income Fund Pro Forma (Acquiring Fund)	$429	$597	$779	$1,305

CLASS I

Fund	Year 1	Year 3	Year 5	Year 10
TCH Intermediate Income Fund (Acquired Fund)	$57	$197	$349	$791
Strategic Income Fund (Acquiring Fund)	$56	$196	$348	$790
Strategic Income Fund Pro Forma (Acquiring Fund)	$56	$176	$307	$689

These examples are for comparison purposes only and are not a representation of the Funds’ actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown above.

Portfolio Turnover. The Acquired Fund and the Acquiring Fund pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect each Fund’s performance. During the most recent six-month period ended February 28, 2017, the portfolio turnover rate for the Acquired Fund was 7% (annualized) of the average value of its portfolio and the portfolio turnover rate for the Acquiring Fund was 7% (annualized) of the average value of its portfolio.

Federal Income Tax Consequences of the Reorganization. As a condition to the Reorganization, each Fund will receive, upon the closing of the Reorganization, an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes within the meaning of Section 368(a) of the Code. Accordingly, while there can be no guarantee that the Internal Revenue Service (“IRS”) will adopt a similar position, neither the Funds nor their shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the aggregate tax basis and the holding period of the Acquiring Fund Shares received by each shareholder of the Acquired Fund in the Reorganization will be the same as the aggregate tax basis and holding period of the Acquired Fund Shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the Acquiring Fund Shares received, the Acquired Fund Shares given up must have been held as capital assets by the shareholder.

If any assets would be sold by the Acquired Fund in connection with the Reorganization, the actual tax effect of sales of Acquired Fund assets depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Acquired Fund. Any capital gains recognized in these sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as net capital gain distributions (to the extent of net realized long-term capital gains over net realized short-term capital losses) or net investment income distributions (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the taxable year of sale that ends on the Closing Date, and such distributions will be taxable to the Acquired Fund’s shareholders. The portfolio managers of the Acquiring Fund anticipate disposing of approximately 50% of the Acquired Fund’s portfolio as a result of the Reorganization. While it is expected that such dispositions will generate up to $250,000 in gains, because both Funds have substantial capital loss carryforwards, it is not anticipated that the disposition of these holdings will have a material impact on the Acquiring Fund’s gains/losses. The transaction costs associated with such dispositions are estimated to be approximately $20,000 to $40,000.

See “Information About the Reorganization—Federal Income Tax Consequences,” below for additional tax information.

* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this proxy statement/prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this proxy statement/prospectus, the Reorganization SAI, the Fund Prospectus, and the Reorganization Agreement. Shareholders should read this entire proxy statement/prospectus carefully.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization. The primary purpose of the Reorganization is to streamline the BMO Funds portfolio offerings to be more consistent with industry practice. The Adviser recommended the Reorganization because of the similarities between the investment objective, investment strategies, and risks of the Acquired Fund and the Acquiring Fund. In addition, the Adviser believes the Reorganization will provide the potential to spread relatively fixed costs, such as legal or accounting fees, over the larger combined asset base of the Funds, with no increase in overall Fund expenses. As a result, the Adviser recommended, and the Board unanimously approved, the Reorganization of the Acquired Fund into the Acquiring Fund. In considering the Adviser’s recommendation, the Board considered a number of factors, which are discussed in more detail below, including potential alternatives to the Reorganization. Pursuant to the Reorganization Agreement, the Adviser has agreed to bear all expenses incurred in connection with the Reorganization.

Reorganization Agreement. The Reorganization Agreement sets forth the terms by which the Acquired Fund will be reorganized into the Acquiring Fund. The form of the Reorganization Agreement is attached as Appendix A, and the description of the Reorganization Agreement contained herein is qualified in its entirety by the attached Reorganization Agreement. The following sections summarize the material terms of the Reorganization Agreement and material federal income tax consequences of the Reorganization.

The Reorganization. The Reorganization Agreement provides that upon the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund, the Acquiring Fund will issue to the Acquired Fund that number of full and fractional shares of the appropriate class of the Acquiring Fund having an aggregate net asset value equal in value to the aggregate net asset value of the Acquired Fund, calculated as of the Closing Date. The Acquired Fund will redeem its shares solely in exchange for the Acquiring Fund Shares received by it and will distribute such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Acquired Fund shareholders will receive Acquiring Fund Shares based on their respective holdings in the Acquired Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Valuation Time”).

Upon completion of the Reorganization, each shareholder of the Acquired Fund will own that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Acquired Fund as of the Valuation Time. Such shares will be held in an account with the Acquiring Fund identical in all material respects to the account currently maintained by the Acquired Fund for such shareholder.

Until the Valuation Time, shareholders of the Acquired Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received after the Valuation Time will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund, and the transfer agent’s books of the Acquired Fund will be permanently closed. The Acquired Fund will be dissolved and terminated as a series of the Company through the filing of an amendment to the Company’s Articles of Incorporation.

The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from counsel addressed to the Funds with respect to material federal income tax consequences, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Reorganization

Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Closing Date of the Reorganization will be at the close of business on June 23, 2017, or such other date as is agreed to by the parties.

The Reorganization Agreement may not be changed except by an agreement signed by each party to the Agreement.

Federal Income Tax Consequences. Subject to the assumptions and limitations discussed below, the following discussion describes the material U.S. federal income tax consequences of the Reorganization to shareholders of the Acquired Fund. This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this proxy statement/prospectus, all of which may change, possibly with retroactive effect. Any such changes could alter the tax consequences described in this summary.

This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of Acquired Fund Shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules

In addition, this discussion does not address any other state, local, or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization.

Note: Acquired Fund shareholders are urged to consult their own tax advisers to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein.

Upon receiving satisfactory representations from the Funds, the law firm of Godfrey & Kahn, S.C. will render an opinion to the Funds substantially to the effect that, based on certain facts, assumptions, and representations made by the Funds, on the basis of existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes:

(a) The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code.

(b) No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund’s shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, except for any gain or loss that will be recognized (1) on assets in which gain or loss recognition is required by the Code even if the transaction otherwise constitutes a nontaxable transaction, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, (4) as a result of the closing of the tax year of the Acquired Fund, or (5) upon termination of a position.

(c) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

(d) The aggregate tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the aggregate tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.

(e) The holding period of the assets of the Acquired Fund received by the Acquiring Fund, other than any asset with respect to which gain or loss is required to be recognized as described in (b), above, will include the holding period of those assets in the hands of the Acquired Fund immediately prior to the Reorganization.

(f) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund Shares solely for the Acquiring Fund Shares (including fractional shares to which they may be entitled).

(g) The aggregate adjusted tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of the Acquired Fund Shares held by the Acquired Fund’s shareholders immediately prior to the Reorganization.

(h) The holding period of the Acquiring Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shares were held as a capital asset at the time of the exchange.

If any assets would be sold by the Acquired Fund in connection with the Reorganization, the actual tax effect of such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Acquired Fund. Any capital gains recognized in these sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as net capital gain distributions (to the extent of net realized long-term capital gains over net realized short-term capital losses) or net investment income distributions (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale that ends on the date of the Reorganization, and such distributions will be taxable to the Acquired Fund shareholders. The Reorganization will end the tax year of the Acquired Fund, and will therefore accelerate any distributions to shareholders from the Acquired Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any undistributed capital gains resulting from portfolio turnover prior to the Reorganization.

As of February 28, 2017, the Acquired Fund had accumulated capital loss carryforwards of $22,585,392, and the Acquiring Fund had accumulated capital loss carryforwards of $5,186,134 for federal income tax purposes.

The Reorganization will impact the use of the Acquired Fund’s “pre-acquisition losses” (capital loss carryforwards, if any, generated in the Acquired Fund’s short taxable year ending on the Closing Date and unrealized losses that exceed certain thresholds) generally in the following manner: (1) the pre-acquisition losses, subject to the limitations described herein, would benefit the shareholders of the combined Fund, rather than only the shareholders of the Acquired Fund; (2) the amount of the pre-acquisition losses that could be utilized in any taxable year will equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Acquired Fund at the time of the Reorganization (assuming the Acquired Fund is the smaller of the two Funds on the Closing Date), and this yearly limitation would be increased by any capital gains realized after the Reorganization on securities held by the Acquired Fund that had net unrealized appreciation above a certain threshold at the time of the Reorganization; (3) for five years following the date of the Reorganization and assuming certain thresholds are exceeded, subsequently recognized gains that are attributable to appreciation in the Acquiring Fund’s portfolio at the time of the Reorganization cannot be utilized against any pre-acquisition losses of the Acquired Fund; and (4) the Acquired Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset that portion of the gains of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to the number of days).

The Reorganization will impact the use of the Acquiring Fund’s pre-Reorganization losses, if any, generally in the following manner: (1) the shareholders of the combined Fund, subject to the limitations described herein, would benefit from the pre-acquisition losses rather than only the shareholders of the Acquiring Fund; and (2) for five years following the date of the Reorganization and assuming certain thresholds are exceeded, any gains recognized after the Reorganization that are attributable to appreciation in the Acquired Fund’s portfolio at the time of the Reorganization would not be able to be offset by any pre-acquisition losses of the Acquiring Fund.

The ability of each Fund to use pre-acquisition losses (even in the absence of the Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

As a result of the blending of tax attributes of the Acquired Fund and the Acquiring Fund (as affected by the rules discussed above), shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

Shareholders of the Acquired Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund, including any gains realized in connection with portfolio assets sold by the Acquiring Fund in connection with the Reorganization, and not distributed to its shareholders prior to the Reorganization when such income and gains eventually are distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, if the Acquiring Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net assets than the Acquired Fund, shareholders of the Acquired Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Reorganization had not occurred. At February 28, 2017, the Acquired Fund’s unrealized appreciation in value of investments as a percentage of its net asset value was 1.18% compared to the Acquiring Fund of 0.95%. Accordingly, the Acquired Fund shareholders, post-closing, will be exposed to slightly less unrealized appreciation in portfolio investments.

If the Reorganization is challenged by the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each Acquired Fund shareholder will recognize gain or loss with respect to each Acquired Fund share equal to the difference between that shareholder’s adjusted tax basis in the share and the fair market value, as of the time of the Reorganization, of the Acquiring Fund Shares received in exchange therefor. In such event, a shareholder’s aggregate adjusted tax basis in the shares of the Acquiring Fund received in the exchange would equal such fair market value, and the shareholder’s holding period for the shares would not include the period during which such shareholder held Acquired Fund Shares.

If any of the representations or covenants of the parties as described in the tax opinion is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the description of the tax consequences set forth herein and the tax opinion to be issued as described hereunder will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position. No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated. No ruling has been or will be requested from the IRS in connection with this transaction. No assurance can be given that future legislative, judicial, or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein. Therefore, shareholders may find it advisable to consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

Board Considerations. In considering and approving the Reorganization at a meeting held on February 8, 2017, the Board discussed the future of the Acquired Fund and the advantages of reorganizing the Acquired Fund into the Acquiring Fund. Among other things, the Board also reviewed, with the assistance of outside legal counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Reorganization Agreement, including that the Reorganization be consummated on a tax-free basis, and certain other materials provided prior to and during the meeting.

In considering the Reorganization, the Board took into account a number of additional factors. Some of the more prominent considerations are discussed further below. The Board considered the following matters, among others and in no order of priority:

•

The Acquired Fund and the Acquiring Fund have the same investment objectives, and while the Acquiring Fund’s investment strategy is broader than that of the Acquired Fund (e.g., the Acquiring Fund may invest more of its assets in junk bonds and securities denominated in foreign currencies), the Funds’ investment strategies and risks are similar;

•	The fundamental and non-fundamental investment policies and restrictions are identical for the two Funds, except that only the Acquired Fund has a non-fundamental Name Policy;

•

While the Acquired Fund employs a sub-adviser (TCH) and the Acquiring Fund does not, the Adviser serves as the investment adviser for both Funds and four of the five portfolio managers who currently manage the Acquired Fund’s portfolio also manage the Acquiring Fund’s portfolio;

•	The other service providers for the Acquired Fund and Acquiring Fund are the same;

•	The Board will continue to oversee the Acquiring Fund;

•	Both Funds have the same management fee;

•	Both Funds are currently subject to the same expense limitation agreement, expiring on December 31, 2017 (for the Acquired Fund) and December 31, 2018 (for the Acquiring Fund);

•	The Reorganization is expected to be tax-free for federal income tax purposes for the Acquired Fund and its shareholders;

•	The costs of the Reorganization, which are estimated to be approximately $100,000, will be borne by the Adviser;

•	The Reorganization provides the Funds the potential to spread relatively fixed costs, such as legal and accounting fees, over a larger asset base; and

•	The interests of the current shareholders of the Funds will not be diluted as a result of the Reorganization.

The Board also considered alternatives to the Reorganization, such as the liquidation of the Acquired Fund. In considering the alternative of liquidation, the Board noted that: (1) shareholders not wishing to become part of the Acquiring Fund could redeem their shares of the Acquired Fund at any time prior to closing without penalty (however redeemed shares will recognize a taxable gain or loss for federal income tax purposes based on the difference between the shareholder’s tax basis in the shares and the amount the shareholder receives for them); and (2) the Reorganization would allow shareholders of the Acquired Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with the same investment objective and similar investment policies and risks, managed by a subset of the portfolio management team that manages the Acquired Fund. After consideration of the factors noted above, the Board determined that the Reorganization is in the best interests of the Acquired Fund and Acquiring Fund and their shareholders, and the interests of the existing shareholders of the Funds will not be diluted. Accordingly, the Board unanimously approved the Reorganization of the Acquired Fund into the Acquiring Fund and the Reorganization Agreement.

Valuation. The Acquired Fund and the Acquiring Fund have the same valuation policy, which is more fully discussed in the Fund Prospectus, which accompanies this proxy statement/prospectus.

Costs and Expenses of the Reorganization. The Reorganization Agreement provides that the Adviser will bear all expenses of the Reorganization. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of this proxy statement/prospectus; (b) postage; (c) printing; (d) accounting fees; (e) proxy tabulation costs; and (f) legal fees incurred by the Company.

Capitalization. The following table sets forth the capitalization of the Acquired Fund, the Acquiring Fund and, on a pro forma basis, the successor Acquiring Fund, as of February 28, 2017, after giving effect to the Reorganization.

Fund Capitalization as of February 28, 2017	Net Assets	Shares Outstanding	Net Asset Value Per Share
Acquired Fund
Class A	$19,255,165	1,812,464	$10.62
Class I	$59,346,753	5,592,178	$10.61
Acquiring Fund
Class A	$31,323	3,421	$9.16
Class I	$17,637,833	1,927,924	$9.15

Fund Capitalization as of February 28, 2017	Net Assets		Shares Outstanding	Net Asset Value Per Share
Adjustments
Class A	$	N/A	290,525	$	N/A
Class I	$	N/A	894,788	$	N/A
Pro Forma Acquiring Fund
Class A		$19,286,488	2,106,410		$9.16
Class I		$76,984,586	8,414,890		$9.15

Recommendation of the Board of Directors. The Board unanimously recommends that shareholders of the Acquired Fund vote FOR the proposal to approve the Reorganization Agreement, including an amendment to the Articles of Incorporation of the Corporation to terminate the Acquired Fund as a series of the Corporation.

VOTING INFORMATION

General. The record holders of the shares outstanding of the Acquired Fund are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Class A and Class I shareholders of the Acquired Fund will vote together as a single class. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this in one of three ways. You may complete, date, sign, and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling 1-800-690-6903; or you may vote by Internet (go to www.proxyvote.com) in accordance with the instructions noted on the enclosed proxy card. Your shares will be voted as you instruct. Except as provided below, if no choice is indicated, your shares will be voted FOR the proposal, and in accordance with the best judgment of the persons named as proxies on such other matters that properly may come before the Meeting. If your shares are held in an IRA account with UMB Fund Services, Inc. (“UMB”) as custodian, UMB will vote any shares held in the account in accordance with the timely written instructions received. If no timely written voting instructions are received, UMB may vote such unvoted shares as instructed by the Adviser, which may include voting in the same proportion of shares of the Acquired Fund for which written voting instructions were timely received by the Acquired Fund from the Fund’s other shareholders (i.e., “echo voting”) or in accordance with the recommendations of the Acquired Fund’s Board.

Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Company a written notice of revocation or a subsequently signed proxy card or by attending the Meeting and voting in person. If not so revoked, the shares represented by the proxy will be voted at the Meeting and any adjournments of the Meeting. Attendance by a shareholder at the Meeting does not itself revoke a proxy.

Quorum. In order to transact business at the Meeting, a quorum must be present. Under the Company’s Articles of Incorporation, a quorum is constituted by the presence in person or by proxy of one-third of the outstanding shares of the Acquired Fund entitled to vote at the Meeting. Accordingly, for purposes of the Meeting, a quorum will be constituted by the presence in person or by proxy of one-third of the outstanding shares of the Acquired Fund entitled to vote as of April 13, 2017 (the “Record Date”). In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the proposal. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies that are entitled to vote FOR the proposal in favor of such adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment. They will vote, in their discretion, shares represented by proxies that reflect abstentions and “broker non-votes.”

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present and will have the effect of a “no” vote for purposes of obtaining the requisite approval for the Reorganization.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares, and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. It is the Company’s understanding that because broker-dealers (in the absence of specific authorization from their customers) will not have discretionary authority to vote any shares held beneficially by their customers on a single matter expected to be presented at the Meeting with respect to Acquired Fund, there are unlikely to be any “broker non-votes” at the Meeting. “Broker non-votes” would otherwise have the same effect as abstentions (that is, they would be treated as if they were votes against the Reorganization proposal).

Only the shareholders of record of the Acquired Fund at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. As of the Record Date, there were 6,370,224.6110 issued and outstanding shares of common stock of the Acquired Fund.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Company primarily by mail. The solicitation may also include telephone, facsimile,

Internet, or oral communication by certain officers or employees of the Company, the Adviser and/or affiliates of the Adviser, none of whom will be paid for these services. Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, has been retained to assist in the tabulation of proxies. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction. The Adviser will bear the costs of the Meeting, including legal costs, printing and mailing costs, and the costs of the solicitation of proxies. The Adviser will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Acquired Fund. A proxy solicitor may be engaged to solicit proxies from shareholders, the expenses for which, estimated to be approximately $20,000, will be borne by the Adviser.

Dissenters’ Rights. Under applicable legal and regulatory requirements, none of the Acquired Fund’s shareholders will be entitled to exercise dissenters’ rights (i.e., to demand the fair value of their shares in connection with the Reorganization). Therefore, shareholders will be bound by the terms of the Reorganization Agreement. However, any shareholder of the Acquired Fund may redeem his or her shares prior to the Valuation Time.

Required Vote. Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the lesser of: (1) 67% or more of the voting securities present at the Meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (2)  more than 50% of the outstanding voting securities of the Acquired Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Adviser; Sub-Adviser. The Adviser, BMO Asset Management Corp., serves as the investment adviser for both Funds. Taplin, Canida & Habacht, LLC, an affiliate of the Adviser, serves as the sub-adviser to the Acquired Fund.

Investment Policies and Restrictions. The fundamental investment policies and restrictions of the Acquired Fund and the Acquiring Fund, which are identical for both Funds, are described below. Because these policies and restrictions are considered to be “fundamental” policies, they may not be changed without approval of the holders of a “majority of the outstanding voting securities” (as that term is defined in the 1940 Act) of the Acquired Fund and the Acquiring Fund, respectively.

Fundamental Investment Policies & Restrictions	Description
Issuing Senior Securities and Borrowing Money

Each Fund will not issue senior securities or borrow money, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit. The 1940 Act permits the Funds to enter into options, futures contracts, forward contracts, repurchase agreements and reverse repurchase agreements provided that these types of transactions are covered in accordance with SEC positions. Under SEC staff interpretations of the 1940 Act, such derivative transactions will not be deemed “senior securities” if a Fund segregates assets or otherwise covers its obligation to limit the Fund’s risk of loss, such as through offsetting positions. Under the 1940 Act, in addition to borrowing from banks, each Fund may borrow from other persons an additional amount not exceeding 5% of its total assets for temporary purposes.

Lending Cash or Securities

Each Fund will not lend any of its securities, or make any other loan, in excess of one-third of the value of such Fund’s total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.

Investing in Commodities

Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent a Fund from (i) purchasing or selling futures contracts, options, and other derivative instruments or (ii) investing in securities or other instruments backed by physical commodities.

Investing in Real Estate

Each Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent a Fund from investing in (i) securities of issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein or (ii) securities or other instruments backed by real estate or interests therein.

Fundamental Investment Policies & Restrictions	Description
Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, each Fund will not purchase the securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, repurchase agreements collateralized by such securities, and securities of other investment companies) if, as a result, more than 5% of the value of a Fund’s total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.

Concentration of Investments

Each Fund will not invest 25% or more of its total assets in any one industry or industries, except as permitted by the SEC. However, investing in U.S. government securities shall not be considered investments in any one industry.

Underwriting Activities

Each Fund will not underwrite securities of other issuers, except to the extent it may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

The non-fundamental investment policies and restrictions of the Acquired Fund and the Acquiring Fund, which are identical for both Funds (except that the Acquired Fund has a non-fundamental Name Policy, while the Acquiring Fund does not), are described below. The Board may change these non-fundamental investment policies and restrictions without shareholder approval.

Non-Fundamental Policies & Restrictions	Description
Selling Short and Buying on Margin

Each Fund will not sell any securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in futures contracts or other derivatives are not deemed to constitute selling securities short. Each Fund will not purchase any securities on margin, except that it may obtain such short-term credits as may be necessary for clearance of transactions, and provided that margin deposits in connection with futures contracts or other derivatives shall not constitute purchasing securities on margin.

Non-Fundamental Policies & Restrictions	Description
Pledging Assets

Each Fund will not mortgage, pledge, or hypothecate any assets owned by the Fund, except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of the borrowing or investment.

Investing in Illiquid Securities	Each Fund will not invest more than 15% of the value of its net assets in illiquid securities.
Purchasing Securities to Exercise Control	Each Fund will not purchase securities of a company for the purpose of exercising control or management.
Investing in Securities of Other Investment Companies

Each Fund will limit its investment in other investment companies, including investment companies that may be affiliated with the Adviser, to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general, unless permitted to exceed these limits by an exemptive order or rule of the SEC. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker’s commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules and regulations and any exemptive orders obtained thereunder; provided however, that no Fund that has knowledge that its shares are purchased by another investment company relying on Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Investing in Options

Except for bona fide hedging purposes, each Fund may not invest more than 5% of the value of its net assets in the sum of (a) premiums on open option positions on futures contracts, plus (b) initial margin deposits on financial futures contracts. Each Fund will not purchase put options or write call options on securities unless the securities are held in a Fund’s portfolio or unless a Fund is entitled to them in deliverable form without further payment or has segregated liquid assets in the amount of any further payment. Each Fund will not write call options in excess of 25% of the value of its total assets.

Non-Fundamental Policies & Restrictions	Description
Change in Investment Policy

The Acquired Fund (but not the Acquiring Fund) has adopted a non-fundamental investment policy to invest at least 80% of its assets (defined as net assets plus any borrowings for investment purposes) in the types of securities and investments suggested by its name. The Acquired Fund will provide its shareholders with at least 60 days’ prior written notice of any changes to such policy as required by Rule 35d-1.

Purchase, Redemption, and Exchange Policies. The purchase, redemption, and exchange policies for the Funds’ Class A and Class I shares are identical and are highlighted below. For a more complete discussion of the Funds’ purchase, redemption, and exchange policies, please see the Fund Prospectus which accompanies this proxy statement/prospectus.

Purchase, Redemption, and Exchange Policies	Acquired Fund	Acquiring Fund
Purchases	By telephone, Internet, mail, wire, through a systematic investment plan, through exchanges from another BMO Fund, and through a broker-dealer or other third-party financial intermediary.	Same.
Redemptions	By telephone, Internet, mail, wire, systematic withdrawal plan or electronic funds transfer.	Same.
Exchange Privileges

Permitted for shares of the same class of any of the other BMO Funds free of charge, provided that you meet the investment minimum of the Fund and that you reside in a jurisdiction where Fund shares may be lawfully offered for sale.

Same.
Redemption Fees	None.	Same.
Market Timing Policies

The Fund seeks to deter market timers, and has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. Pursuant to the market timing policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor believed to be a market timer and may terminate a shareholder’s purchase and/or exchange privilege.

Same.

Distributions. The Acquired Fund and Acquiring Fund generally declare and distribute net investment income and net capital gain, if any, at least annually.

Financial Highlights. Financial highlights for both Funds are included in Appendix B hereto.

Tax Information. Both Funds’ distributions are taxable and are taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Acquired Fund or the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Acquired Fund and/or the Acquiring Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Advisory Agreement. Under the investment advisory agreement with the Company, on behalf of both the Acquired Fund and the Acquiring Fund, the Adviser supervises the management of the Funds’ investments and business affairs. A discussion regarding the basis of the Board’s approval of the investment advisory agreement is included in the Funds’ Annual Report to Shareholders for the fiscal period ended August 31, 2016.

The Adviser has contractually agreed to waive or reduce fees and/or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) from exceeding the percentage of the ADNA of each class of the Funds (the “Expense Limit”), as set forth below. The Adviser may not terminate this arrangement prior to December 31, 2017 (for the Acquired Fund) or December 31, 2018 (for the Acquiring Fund) without the consent of the Board, unless the investment advisory agreement is terminated.

Fund	Expense Limit
Acquired Fund
Class A	0.80%
Class I	0.55%
Acquiring Fund
Class A	0.80%
Class I	0.55%

Description of the Securities to be Issued; Rights of Shareholders. Set forth below is a description of the Acquiring Fund Shares to be issued to the shareholders of the Acquired Fund in the Reorganization. Also set forth below is a discussion of the rights of shareholders of each Fund. Because both Funds are series of the Company, the Funds’ shares have identical characteristics.

The following is a summary of the material rights of shareholders of the Acquiring Fund and Acquired Fund, but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Wisconsin Business Corporation Law (the “WBCL”), the Company’s Articles of Incorporation, as amended, and the Company’s Amended and Restated By-laws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”

•

Form of Organization. Both the Acquired Fund and the Acquiring Fund are series of BMO Funds, Inc., an open-end management investment company organized as a Wisconsin corporation on July 31, 1992. Both the Acquired Fund and the Acquiring Fund offer Class A and Class I shares, and the Acquiring Fund also offers Class Y shares.

•

Common Stock. The Company is authorized to issue an indefinite number of shares of common stock (or shares). The Acquired Fund and the Acquiring Fund are two series, or portfolios, of the Company. Interests in the Acquired Fund and the Acquiring Fund are represented by shares of common stock, par value $.0001 per share. As of the date of this proxy statement/prospectus, shares of 42 other series of the Company are offered in a separate prospectus and statement of additional information. The Board of Directors has the power to classify and reclassify shares of common stock, as well as create new series, from time to time.

•

Voting Rights. Shareholders of each Fund are entitled: (i) to one vote per full share of common stock; (ii) to distributions declared by the Board; and (iii) upon liquidation of a Fund, to participate ratably in the assets of the Fund available for distribution. Each share of a Fund gives the shareholder one vote in the election of directors and other matters submitted to shareholders for vote and is entitled to participate equally in net income and capital gains distributions by the Fund. All shares of each Fund or class in the Company have equal voting rights, except that only shares of a particular Fund or class are entitled to vote on matters affecting that Fund or class. The WBCL permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company holds meetings of shareholders as required by the 1940 Act, the Company’s Articles of Incorporation or By-laws. Directors may be removed by the shareholders at a special meeting. A special meeting of the shareholders may be called by the Board upon written request of shareholders owning at least 10% of the Company’s outstanding voting shares.

•

Shareholder Liability. Under the WBCL, the shareholders of the Company are not liable to the Company or its creditors with respect to their shares except to pay the consideration for which the shares were authorized to be issued. In addition, the WBCL provides that the shareholders are not personally liable for the acts or debts of the Company.

•	Preemptive Rights. Shareholders of the Company are not entitled to any preemptive, appraisal, or conversion rights.

Fund Directors and Officers. The Company is managed under the general oversight of the Board. The persons sitting on the Board will continue to be the same after the Reorganization.

Fund Management. The Adviser is a registered investment adviser and a wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal (“BMO”), a Canadian bank holding company. As of February 28, 2017, the Adviser had approximately $34.7 billion in assets under management, of which approximately $12.7 billion was in the BMO Funds’ assets. The Adviser’s address is 115 S. LaSalle Street, Chicago, Illinois 60603. The Adviser managed the BMO Funds, previously known as Marshall Funds, since 1992, and has managed investments for individuals and institutions since 1973. The Adviser provides investment advisory services to both Funds and will continue to be responsible for providing those services to the Acquiring Fund following the Reorganization.

The Adviser has engaged TCH to serve as a sub-adviser to the Acquired Fund. TCH is a registered investment adviser that provides investment management services to investment companies, pension and profit sharing plans, state or municipal government entities, corporations, charitable organizations, and individuals. TCH is a wholly-owned subsidiary of the Adviser. As of February 28, 2017, TCH had approximately $10.8 billion in assets under management. TCH’s address is 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131.

The individuals listed below are members of the investment management team for each Fund. The co-portfolio managers of the Acquiring Fund will continue to manage the Acquiring Fund after the Reorganization.

•

Acquired Fund. William Canida, Scott Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward currently serve as co-portfolio managers of the Acquired Fund. All members of the team share investment decision making responsibilities with respect to the Fund. Mr. Canida, Executive Vice President and Portfolio Manager of TCH, has co-managed the Fund since

2008. Mr. Canida, who joined TCH in 1985 and is a CFA Charterholder, has announced plans to relinquish his role as co-portfolio manager of the Acquired Fund effective June 30, 2017. Mr. Kimball, Vice President and Portfolio Manager of TCH and Director and Portfolio Manager of the Adviser, and Ms. Mardarovici, Vice President and Portfolio Manager of TCH and Director and Portfolio Manager of the Adviser, have co-managed the Fund since 2012. Mr. Kimball joined TCH in 2007 and the Adviser in 2013, and he is a CFA Charterholder. Ms. Mardarovici joined TCH in 2012 and the Adviser in 2005, and she is a CFA Charterholder. Mr. Reda, Vice President and Portfolio Manager of TCH and Fund Manager of the Adviser, and Ms. Woodward, President and Portfolio Manager of TCH and Fund Manager of the Adviser, have co-managed the Fund since 2015. Mr. Reda joined TCH in 2001 and the Adviser in 2017. Ms. Woodward joined TCH in 2007 and the Adviser in 2017, and she is a CFA Charterholder.

•

Acquiring Fund. Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward co-manage the Acquiring Fund. All members of the team share investment decision making responsibilities with respect to the Fund. Mr. Kimball and Ms. Mardarovici have co-managed the Fund since 2013. Mr. Reda and Ms. Woodward have co-managed the Fund since April 2017. The biographical information for Mr. Kimball, Ms. Mardarovici, Mr. Reda, and Ms. Woodward is above.

The Funds’ Statement of Additional Information, which accompanies the Reorganization SAI, provides additional information about the portfolio managers, including other accounts they manage, their ownership of Fund shares, and their compensation.

Other Fund Service Providers. The Adviser also serves as the administrator and shareholder servicing agent for both Funds. Both Funds use the services of Boston Financial Data Services, Inc. (“BFDS”) as their transfer agent and dividend disbursing agent, UMB Fund Services, Inc. (“UMB”) as their sub-administrator and portfolio accounting services agent, and BMO Harris Bank as their custodian. BMO Investment Distributors, LLC, an affiliate of the Adviser and BMO Harris Bank, serves as distributor of each Fund. Upon the completion of the Reorganization, the Adviser, BFDS, UMB, and BMO Harris Bank will continue to provide services to the Acquiring Fund.

Independent Registered Public Accounting Firm. KPMG LLP serves as the independent registered public accounting firm to both Funds, and will continue to serve in this capacity with respect to the Acquiring Fund following the Reorganization.

Ownership of Securities of the Funds. As of the Record Date, directors and officers of the Company as a group owned less than 1% of the outstanding voting securities of each of the Funds. As of the same date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Funds:

Principal Shareholders and Control Persons – Acquired Fund	Class	Number of Shares	Percent of Class	Estimated Pro Forma Ownership of the Combined Fund
Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee, WI 53224-3638	I	2,955,301.741	64.96%	54.34%

Vallee & Co FBO 98 c/o BMO Harris Bank NA Attn: MF 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	I	464,223.003	10.20%	8.54%

SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks, PA 19456-9989	I	457,940.417	10.07%	8.42%

Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee, WI 53224-3638	A	251,016.031	13.79%	13.76%

Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	A	149,322.742	8.20%	8.19%
Principal Shareholders and Control Persons – Acquiring Fund	Class	Number of Shares	Percent of Class	Estimated Pro Forma Ownership of the Combined Fund

Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee, WI 53224-3638	I	361,865.991	40.71%	6.65%

SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks, PA 19456-9989	I	128,090.631	14.41%	2.36%

Principal Shareholders and Control Persons – Acquiring Fund	Class	Number of Shares	Percent of Class	Estimated Pro Forma Ownership of the Combined Fund

SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks, PA 19456-9989	I	109,356.316	12.30%	2.01%

Vallee & Co FBO 98 c/o BMO Harris Bank NA Attn: MF 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	I	81,450.623	9.16%	1.50%

SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks, PA 19456-9989	I	60,443.730	6.80%	1.11%

SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks, PA 19456-9989	I	55,453.247	6.24%	1.02%

Maril & Co FBO 98 c/o BMO Harris Bank NA Attn: MF 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	A	2,817.780	82.33%	0.15%

UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	A	443.087	12.95%	0.02%

The Company believes that with regard to the entities in the above chart, the holders of record of these shares are not the beneficial owners of such shares.

Any shareholder that owns 25% or more of the outstanding shares of a Fund or a class of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or that class. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund. As of the Record Date, the Company believes that BMO Harris Bank, an affiliate of the Adviser, held shares of the Funds for the benefit of its customers.

AVAILABLE INFORMATION

The Company is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, files reports, proxy materials, and other information about each of the Funds with the SEC. These documents can be inspected and copied at the SEC’s Public Reference Room in Washington, D.C. (100 F Street, Washington, D.C. 20549) and at certain of the SEC’s regional offices listed below. Please call the SEC at 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about a Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch Official Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of the Acquiring Fund Shares will be passed on by the law firm of Godfrey  & Kahn, S.C.

EXPERTS

The financial highlights of the Funds for the fiscal periods presented through February 28, 2017 and included in Appendix B of this proxy statement/prospectus are from the Funds’ 2016 Annual and 2017 Semi-Annual Reports to Shareholders. The financial highlights for the fiscal years ended August 31, 2012, 2013, 2014, 2015 and 2016 were derived from financial statements audited by KPMG LLP, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ August 31, 2016 Annual Report. The unaudited financial highlights for the six-month period ended February 28, 2017 were derived from the Funds’ unaudited financial statements and notes thereto included in the Funds’ February 28, 2017 Semi-Annual Report. The (i) audited financial statements and related report of KPMG LLP from the Funds’ 2016 Annual Report, and (ii) unaudited financial statements from the Funds’ 2017 Semi-Annual Report, accompany the Reorganization SAI, and are incorporated by reference therein.

OTHER MATTERS

The Board knows of no other matters that may come before the Meeting, other than the proposal as set forth above. If any other matter properly comes before the Meeting, the persons named as proxies will vote on the same in their discretion.

The Acquired Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Secretary of the Company at the Company’s principal office, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.

By order of the Board of Directors,

John M. Blaser

President, BMO Funds, Inc.

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of May 8, 2017, by BMO Funds, Inc., an open-end, management investment company that was established as a Wisconsin corporation (the “Company”), on behalf of its series, the BMO TCH Intermediate Income Fund (the “Acquired Fund”) and the BMO Strategic Income Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”). BMO Asset Management Corp. (the “Adviser”) is a party to this Agreement solely for purposes of paragraph 8.2. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund or the Acquired Fund are made and shall be taken or undertaken by the Company on behalf of the Acquiring Fund and the Acquired Fund.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A and Class I shares of common stock, par value $.0001 per share, of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the applicable Class A and Class I shareholders of the Acquired Fund in redemption of all outstanding Acquired Fund Shares (as defined below) and in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquired Fund is a series of a registered open-end management investment company, and the Acquiring Fund is a series of a registered open-end management investment company, and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue their shares of common stock;

WHEREAS, the Board of Directors of the Company has determined, with respect to the Acquired Fund, that (1) participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Directors of the Company has determined, with respect to the Acquiring Fund, that (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

Appendix A-1

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1            The Reorganization. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 3.1), the Company shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund, and the Acquiring Fund shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund on behalf of the Acquiring Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall deliver to the Acquired Fund full and fractional Acquiring Fund Shares (to the third decimal place). The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2            Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Valuation Time (as defined in paragraph 2.5), books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Valuation Time (collectively, the “Assets”).

1.3            Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Time consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus. The Acquiring Fund will assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, in existence on the Closing Date (collectively, the “Liabilities”).

1.4            Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1, pro rata to the record holders of the Class A and Class I shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to

Appendix A-2

Acquired Fund Shareholders shall be equal to the aggregate net asset value of the respective class of the then outstanding shares of common stock of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5            Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent (as defined in paragraph 3.3).

1.6            Termination. Promptly following the consummation of the Reorganization, the Company, on behalf of the Acquired Fund, shall dissolve and terminate the Acquired Fund in accordance with the laws of the State of Wisconsin, the Company’s Articles of Incorporation and Amended and Restated Bylaws, the Investment Company Act of 1940, as amended (the “1940 Act”), and any other applicable law.

1.7            Filing Responsibilities of Acquired Fund. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8            Transfer Tax Responsibilities. Any transfer taxes payable on issuance and transfer of Acquiring Fund Shares in a name other than the registered holder on the books of the Acquired Fund of the Acquired Fund Shares exchanged therefor, shall be paid by the transferee thereof, as a condition to that issuance and transfer.

ARTICLE II

VALUATION

2.1            Net Asset Value of the Acquired Fund. The net asset value of the Acquired Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund.

2.2            Net Asset Value of the Acquiring Fund. The net asset value of the Acquiring Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund.

Appendix A-3

2.3            Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares (the third decimal place), if any) in connection with the Reorganization shall be determined by dividing the per share net asset value of the Acquired Fund Shares participating therein, determined in accordance with the valuation procedures referred to in paragraph 2.1, by the net asset value per share of the Acquiring Fund, determined in accordance with the valuation procedures referred to in paragraph 2.2. The parties agree that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of common stock of the Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time.

2.4            Determination of Value. All computations of value hereunder shall be made in accordance with each Fund’s regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of the other Fund. The Company and Acquired Fund agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities of the Acquired Fund which are also held by the Acquiring Fund.

2.5            Valuation Time. The Valuation Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the Closing Date (as defined in paragraph 3.1) (the “Valuation Time”).

ARTICLE III

CLOSING

3.1            Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of the Company on or about June 23, 2017, or at such other place and/or on such other date as to which an authorized officer of the Company may determine (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place immediately after the Valuation Time unless otherwise provided herein (the “Effective Time”).

3.2            Transfer and Delivery of Assets. The Company shall direct BMO Harris Bank N.A. (“BMO Harris Bank”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by BMO Harris Bank, on behalf of the Acquired Fund, and retained by BMO Harris Bank, as custodian for the Acquiring

Appendix A-4

Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. BMO Harris Bank, on behalf of the Acquired Fund, shall deliver to BMO Harris Bank, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of BMO Harris Bank and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.3            Share Records. The Company shall direct Boston Financial Data Services Inc., in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Company’s Secretary prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4            Postponement of Valuation Time. In the event that at the Valuation Time the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1            Representations and Warranties of the Acquired Fund. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Company, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

4.1.1            The Acquired Fund is a duly established series of the Company, which is a corporation duly organized, validly existing and in good standing under the

Appendix A-5

laws of the State of Wisconsin, with power under its Articles of Incorporation and Amended and Restated By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

4.1.2            The Company is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

4.1.3            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act, and such as may be required under state securities laws.

4.1.4            The current prospectus, statement of additional information, shareholder reports, marketing, and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.1.5            At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.

4.1.6            The Acquired Fund is not engaged currently, and the execution, delivery, and performance of this Agreement will not result, in (i) a violation of Wisconsin law or a material violation of the Articles of Incorporation and Amended and Restated By-Laws, or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Acquired Fund is a party or by which it is bound.

4.1.7            All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

Appendix A-6

4.1.8            Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

4.1.9            The Statement of Assets and Liabilities, Statements of Operations, and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at August 31, 2016 have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

4.1.10            Since August 31, 2016, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph 4.1.10, a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

4.1.11            At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.1.12            Since its first taxable year of operation as an investment company registered under the 1940 Act (including the taxable year ending on the Closing Date), the Acquired Fund properly elected, and will continue to elect with

Appendix A-7

respect to the taxable year ending on the Closing Date, to be treated as a “regulated investment company” under Subchapter M of the Code. The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, will continue to meet such requirements at all times through the taxable year ending on the Closing Date, and will have distributed substantially all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and on or before the Closing Date will have declared dividends sufficient to distribute substantially all of its investment company taxable income and net capital gain for the taxable period ending on the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Acquired Fund’s books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 561 of the Code. The Acquired Fund (a) is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any penalties which could be imposed thereunder.

4.1.13            All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

4.1.14            The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

4.1.15            The Proxy Statement/Prospectus (as defined in paragraph 5.4), insofar as it relates to the Acquired Fund, will, at the Effective Time (i) not contain any

Appendix A-8

untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph 4.1.15 shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2            Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Company, the Acquiring Fund represents and warrants to the Acquired Fund as follows:

4.2.1            The Acquiring Fund is a duly established series of the Company, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Wisconsin with power under its Articles of Incorporation and Amended and Restated By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

4.2.2            The Company is registered with the Commission as an open-end management investment company under the 1940 Act, and at the Effective Time the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect.

4.2.3            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

4.2.4            The current prospectus, statement of additional information, shareholder reports, marketing, and other related materials of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.2.5            At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances.

Appendix A-9

4.2.6            The Acquiring Fund is not engaged currently, and the execution, delivery, and performance of this Agreement will not result, in (i) a violation of Wisconsin law or a material violation of the Articles of Incorporation and Amended and Restated By-Laws or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

4.2.7            Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

4.2.8            The Statement of Assets and Liabilities, Statements of Operations, and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at August 31, 2016 have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

4.2.9            Since August 31, 2016, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund in writing. For the purposes of this subparagraph 4.2.9, a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

4.2.10            At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have

Appendix A-10

been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof to the best of the knowledge of the Acquiring Fund, and no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.2.11            Since its first taxable year of operation as an investment company registered under the 1940 Act, the Acquiring Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code. The Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquiring Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 561 of the Code. The Acquiring Fund (a) is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, and (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any penalties that could be imposed thereunder.

4.2.12            The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.2.13            The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Company and will have been issued in every jurisdiction in compliance in all material respects with applicable registration

Appendix A-11

requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

4.2.14            The Proxy Statement/Prospectus, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph 4.2.14 shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1            Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with the Company practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other dividend or distribution that may be advisable (except to the extent dividends or distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Section 6.3.5).

5.2            No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3            Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4            Shareholder Meeting. With respect to the Acquired Fund, the Company has called or will call a meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transaction contemplated herein, including approval for the Acquired Fund’s liquidating distribution of the Acquiring Fund’s Shares contemplated hereby, and for the Acquired Fund to terminate its qualification, classification, and registration if requisite approvals are obtained with respect to the

Appendix A-12

Acquired Fund. The Company, on behalf of the Acquired Fund, shall prepare the notice of meeting, the proxy statement of the Acquired Fund, and the prospectus of the Acquiring Fund (collectively, “Proxy Statement/Prospectus”) to be used in connection with that meeting.

5.5            Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6            Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.7            Best Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8            Other Instruments. The Acquired Fund and the Acquiring Fund, each covenant that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9            Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.10            Reorganization Treatment. It is the parties’ intention that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. No party shall take any action or cause any action to be taken (including the filing of a tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to qualify as such a reorganization.

Appendix A-13

ARTICLE VI

CONDITIONS PRECEDENT

6.1            Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company’s election, to the following conditions:

6.1.1            All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

6.1.2            The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Effective Time, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request.

6.1.3            The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

6.1.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.2            Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Company’s election, to the following conditions:

6.2.1            All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

6.2.2            The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Treasurer of the Company.

Appendix A-14

6.2.3            The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request.

6.2.4            The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

6.2.5            The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.3            Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

6.3.1            The Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of the Company and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Company, on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 6.3.1.

6.3.2            The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the shareholders of the Acquired Fund in accordance with Wisconsin law and the provisions of the Acquired Fund’s Articles of Incorporation and Amended and Restated Bylaws. Notwithstanding anything herein to the contrary, the Company, on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 6.3.2.

6.3.3            At the Effective Time, no action, suit, or other proceeding shall be pending or, to the knowledge of the Company, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

6.3.4            All consents of other parties and all other consents, orders, and permits of Federal, state, and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions

Appendix A-15

contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

6.3.5            The Company shall have received an opinion of Godfrey & Kahn, S.C., as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement and receipt of satisfactory representations and warranties from the Company, Acquired Fund, and Acquiring Fund, for federal income tax purposes:

(a)            The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code.

(b)            No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund’s shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, except for any gain or loss that will be recognized (1) on assets in which gain or loss recognition is required by the Code even if the transaction otherwise constitutes a nontaxable transaction, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, (4) as a result of the closing of the tax year of the Acquired Fund, or (5) upon termination of a position.

(c)            No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

(d)            The aggregate tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the aggregate tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.

(e)            The holding period of the assets of the Acquired Fund received by the Acquiring Fund, other than any asset with respect to which gain or loss is required to be recognized as described in (b), above, will include the holding period of those assets in the hands of the Acquired Fund immediately prior to the Reorganization.

Appendix A-16

(f)            No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund Shares solely for the Acquiring Fund Shares (including fractional shares to which they may be entitled).

(g) The aggregate adjusted tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of the Acquired Fund Shares held by the Acquired Fund’s shareholders immediately prior to the Reorganization.

(h)            The holding period of the Acquiring Fund Shares received by the Acquired Fund’s shareholders (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefore, provided that the Acquired Fund Shares were held as a capital asset at time of the exchange.

Such opinion shall be based on customary assumptions, limitations and such representations as Godfrey & Kahn, S.C., may reasonably request, and the Company, the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3.5.

6.3.6            BMO Harris Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

6.3.7            The Transfer Agent shall have delivered to the Company a certificate of its authorized officer as set forth in paragraph 3.3.

6.3.8            The Acquiring Fund shall have issued and delivered to the Secretary on behalf of the Acquired Fund the confirmation as set forth in paragraph 3.3.

6.3.9            Each party shall have delivered to the other such bills of sale, checks, assignments, receipts, or other documents as reasonably requested by such other party or its counsel.

6.3.10            The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carry-forward, for its taxable year ending on the Closing Date.

Appendix A-17

ARTICLE VII

INDEMNIFICATION

7.1            Indemnification by the Acquiring Fund. The Company, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund, and its directors and officers (the “Company Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities, or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Company Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability, or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants, or agreements set forth in this Agreement.

7.2            Indemnification by the Acquired Fund. The Company, solely out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and its directors and officers (the “Company Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities, or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Company Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability, or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants, or agreements set forth in this Agreement.

7.3            Liability of the Company. The Company understands and agrees that the obligations of either the Acquired Fund or the Acquiring Fund under this Agreement shall not be binding upon any director, shareholder, nominee, officer, agent or employee of the Company personally, but binds only the Acquired Fund and the Acquired Fund’s property or the Acquiring Fund and the Acquiring Fund’s property. Moreover, no series of the Company other than the Acquired Fund or Acquiring Fund shall be responsible for the obligations of the Company hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund and to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The Company represents that it has notice of the provisions of the Articles of Incorporation of the Company disclaiming such shareholder and director liability for acts or obligations of the Acquired Fund or Acquiring Fund.

Appendix A-18

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1            No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2            Expenses of Reorganization. The expenses relating to the proposed Reorganization, whether or not consummated, will be borne by the Adviser. The costs of the Reorganization shall include, but not be limited to: costs associated with preparing, printing and distributing the Proxy Statement/Prospectus covering the solicitation of proxies to approve the transactions contemplated by this Agreement, and winding down the operations and terminating the existence of the Acquired Fund; legal fees of counsel to each of the Acquired Fund and Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement/Prospectus; and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, the Adviser will assume or pay only those expenses that are solely and directly related to the Reorganization (determined in accordance with IRS Revenue Ruling 73-54), and expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code. Shareholders of the Acquired Fund and the Acquiring Fund will pay their own expenses, if any, incurred in the Reorganization.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1            Amendments. This Agreement may be amended, modified, or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company or the Company, on behalf of either the Acquired Fund or the Acquiring Fund, respectively; provided, however, that following the approval of this Agreement by the Board of Directors of the Acquired Fund pursuant to paragraph 6.3.1 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without the Board of Directors’ further approval.

9.2            Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Directors of the Company on behalf of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop

Appendix A-19

that, in the opinion of such Board of Directors, make proceeding with the Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the Company:

BMO Funds, Inc.

111 East Kilbourn Avenue, Suite 200

Milwaukee, WI 53202

Attention: John M. Blaser, President

With copies (which shall not constitute notice) to:

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Attention: Michael P. O’Hare, Esq.

If to BMO Asset Management Corp.:

BMO Asset Management Corp.

115 South LaSalle Street

Chicago, IL 60603

Attention: Chief Operating Officer

ARTICLE XI

MISCELLANEOUS

11.1            Entire Agreement. The Company agrees that it has not made any representation, warranty, or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2            Survival. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

Appendix A-20

11.3            Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin without regard to its principles of conflicts of laws.

11.5            Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6            Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

Appendix A-21

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the day and year first above written.

BMO FUNDS, INC. ON BEHALF OF THE BMO TCH INTERMEDIATE INCOME FUND	BMO FUNDS, INC. ON BEHALF OF THE BMO STRATEGIC INCOME FUND

By:	By:

Name:	Name:

Title:	Title:

Solely for purposes of paragraph 8.2

BMO ASSET MANAGEMENT CORP.

By:

Name:

Title:

Appendix A-22

Appendix B

FINANCIAL HIGHLIGHTS

Following the Reorganization, the Acquiring Fund will be the accounting survivor. The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown below. Certain information reflects financial results for a single Fund share outstanding for the entire period. The total return information presented in the tables represents the rate that an investor would have earned (or lost) on an investment in the Funds for the stated period (assuming reinvestment of all Fund distributions).

The financial highlights for the fiscal years ended August 31, 2012, 2013, 2014, 2015 and 2016 were derived from financial statements audited by KPMG, LLP, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ August 31, 2016 Annual Report. The financial highlights for the six-month period ended February 28, 2017 were derived from the Funds’ financial statements and notes thereto included in the Funds’ February 28, 2017 Semi-Annual Report. The Funds’ Annual and Semi-Annual Reports are available free of charge, upon request by contacting the Company.

Appendix B-1

Financial Highlights — Advisor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (4)			Net assets, end of period (000 omitted)	Portfolio turnover rate (3)
										Gross Expenses	Net Expenses (2)	Net investment income (loss) (2)
Mortgage Income Fund
2017 (6)	9.43	0.09	(0.23)	(0.14)	(0.13)	—	(0.13)	9.16	(1.52)	0.89	0.80	2.03	31	7
2016	9.31	0.22	0.16	0.38	(0.26)	—	(0.26)	9.43	4.17	0.86	0.80	2.27	32	13
2015	9.36	0.22	0.00	0.22	(0.27)	—	(0.27)	9.31	2.34	0.93	0.80	2.36	26	44
2014 (5)	9.35	0.03	0.05	0.08	(0.07)	—	(0.07)	9.36	0.86	0.94	0.80	2.38	25	129
TCH Intermediate Income Fund
2017 (6)	10.71	0.09	(0.08)	0.01	(0.10)	—	(0.10)	10.62	0.06	0.88	0.80	1.72	19,255	7
2016	10.35	0.24	0.37	0.61	(0.25)	—	(0.25)	10.71	5.95	0.86	0.80	2.30	23,912	50
2015	10.65	0.20	(0.29)	(0.09)	(0.21)	—	(0.21)	10.35	(0.89)	0.90	0.80	2.01	27,579	58
2014 (5)	10.61	0.05	0.04	0.09	(0.05)	—	(0.05)	10.65	0.88	0.90	0.80	1.90	25	118

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 6 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Reflects operations for the period from May 27, 2014 (inception date) to August 31, 2014.
(6)	For the six months ended February 28, 2017 (Unaudited).

Appendix B-2

Financial Highlights — Institutional Class of Shares (For a share outstanding throughout eac

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)			Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Gross Expenses	Net Expenses (2)	Net investment income (loss) (2)
Mortgage Income Fund
2017 (6)	9.42	0.10	(0.23)	(0.13)	(0.14)	—	(0.14)	9.15	(1.40)	0.64	0.55	2.27	17,638	7
2016	9.31	0.23	0.17	0.40	(0.29)	—	(0.29)	9.42	4.32	0.61	0.55	2.53	21,663	13
2015	9.35	0.24	0.01	0.25	(0.29)	—	(0.29)	9.31	2.70	0.68	0.55	2.61	22,981	44
2014	9.16	0.23	0.23	0.46	(0.27)	—	(0.27)	9.35	5.13	0.67	0.55	2.45	28,473	129
2013 (3)	9.76	0.15	(0.39)	(0.24)	(0.25)	(0.11)	(0.36)	9.16	(2.57)	0.63	0.55	1.57	35,880	307
2012 (3)	10.03	0.21	0.22	0.43	(0.30)	(0.40)	(0.70)	9.76	4.49	0.68	0.55	2.16	41,528	355
TCH Intermediate Income Fund
2017 (6)	10.69	0.10	(0.07)	0.03	(0.11)	—	(0.11)	10.61	0.27	0.63	0.55	1.97	59,347	7
2016	10.34	0.26	0.36	0.62	(0.27)	—	(0.27)	10.69	6.12	0.61	0.55	2.53	57,014	50
2015	10.64	0.21	(0.28)	(0.07)	(0.23)	—	(0.23)	10.34	(0.64)	0.65	0.55	2.03	77,809	58
2014	10.28	0.21	0.36	0.57	(0.21)	—	(0.21)	10.64	5.63	0.65	0.55	2.03	110,824	118
2013 (3)	10.51	0.15	(0.23)	(0.08)	(0.15)	—	(0.15)	10.28	(0.74)	0.64	0.55	1.45	95,908	248
2012 (3)	10.12	0.20	0.40	0.60	(0.21)	—	(0.21)	10.51	5.99	0.67	0.55	1.99	113,933	190

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 6 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01. Effective February 8, 2012, the Ultra Short Tax-Free Fund discontinued it’s redemption fee policy and effective June 14, 2013, the domestic Funds discontinued their redemption fee policy.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	For the six months ended February 28, 2017 (Unaudited).

Appendix B-3

PART B

STATEMENT OF ADDITIONAL INFORMATION

Dated May 8, 2017

FOR THE REORGANIZATION OF

BMO TCH INTERMEDIATE INCOME FUND

into

BMO STRATEGIC INCOME FUND

Each a series of BMO Funds, Inc.

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

1-800-236-FUND

(1-800-236-3863)

www.bmofundsus.com

This Statement of Additional Information (the “Reorganization SAI”) is not a prospectus. A proxy statement/prospectus dated May 8, 2017 (the “Proxy Statement/Prospectus”) relating to the above referenced matter may be obtained from BMO Funds, Inc. (the “Company”) by writing or calling the Company at the address and telephone number shown above. This Reorganization SAI should be read in conjunction with such Proxy Statement/Prospectus.

You should rely only on the information contained in this Reorganization SAI and the Proxy Statement/Prospectus. BMO Funds has not authorized others to provide additional information. This Reorganization SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

GENERAL INFORMATION

This Reorganization SAI and the Proxy Statement/Prospectus are related to the reorganization of the BMO TCH Intermediate Income Fund (the “Acquired Fund”) into the BMO Strategic Income Fund (the “Acquiring Fund”), each a series of the Company, which involves (1) the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund; (2) the issuance of Class A and Class I shares of common stock by the Acquiring Fund (the “Acquired Fund Shares”) to the Acquired Fund equal in value to the aggregate net asset value of the Class A and Class I shares of the Acquired Fund (the “Acquired Fund Shares”) as of the time at which the Acquired Fund and the Acquiring Fund calculate their net asset values (the “Valuation Time”) on the closing date of the reorganization; (3) the opening of accounts by the Acquiring Fund for the Acquired Fund shareholders, the crediting of Acquired Fund shareholders, in exchange for their Acquired Fund Shares, with that number of full and fractional Acquiring Fund Shares that are equivalent in aggregate net asset value to the aggregate net asset value of the shareholders’ Acquired Fund Shares as of the Valuation Time; and (4) the dissolution and termination of the Acquired Fund. The Reorganization will be effected pursuant to the terms and conditions of an Agreement and Plan of Reorganization (the “Reorganization Agreement”). The Acquired Fund and the Acquiring Fund are collectively referred to as the “Funds.”

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE REORGANIZATION SAI

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”), are incorporated by reference herein and accompany this Reorganization SAI:

•	The Statement of Additional Information for the Funds, dated December 29, 2016, as supplemented May 8, 2017 (File Nos. 033-48907; 811-58433).

•

The audited financial statements and related report of the independent registered public accounting firm for the Funds, dated August 31, 2016, which are included in the Annual Report of the Funds for the fiscal year ended August 31, 2016 (File Nos. 033-48907; 811-58433). No other parts of the Annual Report are incorporated herein by reference.

•

The unaudited financial statements for the Funds, dated February 28, 2017, which are included in the Semi-Annual Report of the Funds for the six-month period ended February 28, 2017 (File Nos. 033-48907; 811-58433). No other parts of the Semi-Annual Report are incorporated herein by reference.

Additional copies of these materials and other information about the Company, the Acquired Fund and the Acquiring Fund are available upon request and without charge by writing to the addresses below, by visiting the Company’s website at www.bmofundsus.com, or by calling the telephone number listed as follows:

BMO Funds, Inc. 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202 1-800-236-FUND (1-800-236-3863)

PRO FORMA FINANCIAL STATEMENTS

Under the Reorganization Agreement, the Acquired Fund is proposed to be reorganized into the Acquiring Fund.

The unaudited pro forma financial statements set forth below are for informational purposes only and do not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma amounts have been estimated in good faith based on information regarding the Acquired Fund and the Acquiring Fund for the period ended February 28, 2017 and are intended to present data as if the Reorganization of the Acquired Fund into the Acquiring Fund had taken place on the first day of the period ended February 28, 2017. The unaudited pro forma statements provided herein should be read in conjunction with the Annual Report of the Funds dated August 31, 2016 and the Semi-Annual Report of the Funds dated February 28, 2017.

The Reorganization’s primary purpose is to streamline the Company’s portfolio offerings to be more consistent with industry practice by combining two Funds that have the same investment objectives and substantially the same fundamental and non-fundamental investment policies. The Acquired Fund and the Acquiring Fund are both advised by BMO Asset Management Corp. (the “Adviser”), and the Acquired Fund is also sub-advised by Taplin, Canida & Habacht, LLC (“TCH”), an affiliate of the Adviser. While their investment strategies, and therefore their portfolio holdings, differ, because the Acquiring Fund is managed by four of the five person team that currently manages the Acquired Fund, the two Funds use the same investment style and approach when making investment decisions.

Pro Forma

Schedules of Portfolio Investments

February 28, 2017 (Unaudited)

	Strategic Income (Acquiring Fund)			TCH Intermediate Income (Acquired Fund)			Pro Forma*

	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%
Asset-Backed Security			0.3%			0.0%			0.2%
Federal Home Loan Mortgage Corporation			0.3%			0.0%			0.2%
1.038%, 8/25/2031, (Series T-32) (1)	273,719	268,490		-	-		273,719	268,490

Total Asset-Backed Securities		268,490			-			268,490

	(identified cost $273,719)			(identified cost $0)			(identified cost $273,719)
Collateralized Mortgage Obligations			10.4%			0.0%			5.6%
Federal National Mortgage Association			0.7%			0.0%			0.4%
1.178%, 4/25/2034, (Series 2004-25) (1)	238,913	239,214		-	-		238,913	239,214
4.000%, 3/25/2041, (Series 2012-21)	370,076	389,323		-	-		370,076	389,323

		628,537			-			628,537
Government National Mortgage Association			0.4%			0.0%			0.2%
4.500%, 8/20/2028, (Series 2009-116)	347,341	350,858		-	-		347,341	350,858

Private Sponsor			9.3%			0.0%			5.0%
Alternative Loan Trust, Class 1A1, (Series 2004-24CB), 6.000%, 11/25/2034	940,241	971,460		-	-		940,241	971,460
Banc of America Funding Trust, Class 2A1, (Series 2005-5), 5.500%, 9/25/2035	348,058	368,614		-	-		348,058	368,614

Chase Mortgage Finance Trust:
Class 7A1, (Series 2007-A2), 4.096%, 7/25/2037 (1)	567,551	514,960		-	-		567,551	514,960

	Strategic Income (Acquiring Fund)			TCH Intermediate Income (Acquired Fund)			Pro Forma*

	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%
Class A1, (Series 2005-S2), 5.500%, 10/25/2035	695,680	718,692		-	-		695,680	718,692
ChaseFlex Trust, Class 4A3, (Series 2005-2), 6.000%, 5/25/2020	150,993	142,603		-	-		150,993	142,603
GSR Mortgage Loan Trust, Class 2A4, (Series 2007-1F), 5.500%, 1/25/2037	174,289	173,866		-	-		174,289	173,866
Morgan Stanley Mortgage Loan Trust, Class 2A2, (Series 2004-10AR), 3.109%, 11/25/2034 (1)	821,325	834,346		-	-		821,325	834,346
Residential Asset Securitization Trust, Class A4, (Series 2005-A8CB), 5.500%, 7/25/2035	851,032	763,718		-	-		851,032	763,718
RFMSI Series Trust, Class A2, (Series 2006-S4), 6.000%, 4/25/2036	762,125	722,601		-	-		762,125	722,601
Structured Adjustable Rate Mortgage Loan Trust, Class 1A2, (Series 2004-18), 3.538%, 12/25/2034 (1)	717,044	681,094		-	-		717,044	681,094
Wells Fargo Mortgage Backed Securities Trust:
Class 1A2, (Series 2006-6), 5.750%, 5/25/2036	447,960	449,289		-	-		447,960	449,289
Class A1, (Series 2006-AR19), 3.033%, 12/25/2036 (1)	917,950	848,999		-	-		917,950	848,999
Class A1, (Series 2007-15), 6.000%, 11/25/2037	871,739	865,823		-	-		871,739	865,823
Class A8, (Series 2007-11), 6.000%, 8/25/2037	643,599	637,257		-	-		643,599	637,257

		8,693,322			-			8,693,322

Total Collateralized Mortgage Obligations		9,672,717			-			9,672,717

	(identified cost $9,639,473)			(identified cost $0)			(identified cost $9,639,473)

	Strategic Income (Acquiring Fund)			TCH Intermediate Income (Acquired Fund)			Pro Forma*

	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%
Commercial Mortgage Securities			11.7%			0.0%			6.4%

Private Sponsor			11.7%			0.0%			6.4%
Citigroup Commercial Mortgage Trust, Class B, (Series 2014-GC23), 4.175%, 7/10/2047 (1)	1,000,000	1,027,502		-	-		1,000,000	1,027,502

FREMF Mortgage Trust:
Class B, (Series 2012-K19), 4.033%, 5/25/2045 (1)(2)	2,000,000	2,103,788		-	-		2,000,000	2,103,788
Class B, (Series 2014-K37), 4.558%, 1/25/2047 (1)(2)	2,000,000	2,136,890		-	-		2,000,000	2,136,890
Class C, (Series 2012-K21), 3.938%, 7/25/2045 (1)(2)	1,500,000	1,507,530		-	-		1,500,000	1,507,530
JP Morgan Chase Commercial Mortgage Securities Trust, Class B, (Series 2014-C20), 4.399%, 7/15/2047 (1)	2,000,000	2,100,430		-	-		2,000,000	2,100,430
UBS-Barclays Commercial Mortgage Trust, Class B, (Series 2013-C6, 3.875%, 4/10/2046 (1)(2)	2,000,000	2,047,328		-	-		2,000,000	2,047,328

Total Commercial Mortgage Securities		10,923,468			-			10,923,468

	(identified cost $10,650,339)			(identified cost $0)			(identified cost $10,650,339)
Corporate Bonds & Notes			0.0%			50.4%			23.1%

Auto Manufacturers			0.0%			5.3%			2.4%
Daimler Finance North America LLC, 2.000%, 7/6/2021 (2)	-	-		700,000	682,835		700,000	682,835
Ford Motor Credit Co. LLC, 1.964%, 11/4/2019 (1)	-	-		2,000,000	2,008,750		2,000,000	2,008,750
General Motors Financial Co., Inc., 3.700%, 5/9/2023	-	-		500,000	505,630		500,000	505,630
Hyundai Capital America, 4.000%, 6/8/2017 (2)	-	-		1,000,000	1,006,152		1,000,000	1,006,152

		-			4,203,367			4,203,367

	Strategic Income (Acquiring Fund)			TCH Intermediate Income (Acquired Fund)			Pro Forma*

	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%
Banks			0.0%			13.1%			6.1%
Australia & New Zealand Banking Group, Ltd., 4.500%, 3/19/2024 (2)	-	-		500,000	518,790		500,000	518,790
Banco Santander Chile, 1.915%, 4/11/2017 (1)(2)	-	-		1,000,000	1,000,136		1,000,000	1,000,136
Canadian Imperial Bank of Commerce, 1.466%, 9/6/2019 (1)	-	-		800,000	802,748		800,000	802,748
Capital One Financial Corp., 4.200%, 10/29/2025	-	-		750,000	763,873		750,000	763,873
Goldman Sachs Group, Inc., 2.239%, 4/30/2018 (1)	-	-		2,000,000	2,021,228		2,000,000	2,021,228
HSBC Holdings PLC:
2.712%, 5/25/2021 (1)	-	-		900,000	930,372		900,000	930,372
4.250%, 3/14/2024	-	-		1,000,000	1,019,548		1,000,000	1,019,548
Morgan Stanley:
1.739%, 1/5/2018 (1)	-	-		1,000,000	1,004,230		1,000,000	1,004,230
1.781%, 7/23/2019 (1)	-	-		1,500,000	1,510,886		1,500,000	1,510,886
Westpac Banking Corp., 1.612%, 8/19/2019 (1)	-	-		750,000	753,704		750,000	753,704

		-			10,325,515			10,325,515
Beverages			0.0%			0.9%			0.4%
Molson Coors Brewing Co., 3.000%, 7/15/2026	-	-		750,000	717,258		750,000	717,258

Chemicals			0.0%			1.0%			0.4%
CF Industries, Inc., 3.450%, 6/1/2023	-	-		800,000	747,000		800,000	747,000

	Strategic Income (Acquiring Fund)			TCH Intermediate Income (Acquired Fund)			Pro Forma*

	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%
Computers			0.0%			3.6%			1.6%

Apple, Inc., 1.285%, 5/3/2018 (1)	-	-		2,000,000	2,006,094		2,000,000	2,006,094
Diamond 1 Finance Corp., 5.450%, 6/15/2023 (2)	-	-		750,000	811,568		750,000	811,568

		-			2,817,662			2,817,662
Diversified Financial Services			0.0%			3.9%			1.8%
American Express Credit Corp., 1.529%, 8/15/2019 (1)	-	-		2,000,000	2,002,266		2,000,000	2,002,266
Discover Financial Services, 4.100%, 2/9/2027	-	-		500,000	504,699		500,000	504,699
Jefferies Group LLC, 5.125%, 1/20/2023	-	-		500,000	533,129		500,000	533,129

		-			3,040,094			3,040,094
Food			0.0%			1.9%			0.9%

Kellogg Co., 2.650%, 12/1/2023	-	-		750,000	735,058		750,000	735,058
Mondelez International Holdings Netherlands BV, 1.649%, 10/28/2019 (1)(2)	-	-		750,000	753,074		750,000	753,074

		-			1,488,132			1,488,132
Forest Products & Paper			0.0%			0.6%			0.3%
International Paper Co., 3.000%, 2/15/2027	-	-		500,000	474,471		500,000	474,471

Healthcare-Products			0.0%			0.9%			0.4%
Zimmer Biomet Holdings, Inc., 3.550%, 4/1/2025	-	-		750,000	744,843		750,000	744,843

Holding Companies-Diversified			0.0%			0.7%			0.3%
Leucadia National Corp., 5.500%, 10/18/2023	-	-		500,000	532,864		500,000	532,864

	Strategic Income (Acquiring Fund)			TCH Intermediate Income (Acquired Fund)			Pro Forma*

	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%
Insurance			0.0%			3.2%			1.5%
Berkshire Hathaway Finance Corp., 1.498%, 3/7/2018 (1)	-	-		1,800,000	1,810,836		1,800,000	1,810,836
Voya Financial, Inc., 3.650%, 6/15/2026	-	-		750,000	741,572		750,000	741,572

		-			2,552,408			2,552,408

Mining			0.0%			1.8%			0.8%
Barrick Gold Corp., 4.100%, 5/1/2023	-	-		500,000	537,608		500,000	537,608
Glencore Funding LLC, 4.625%, 4/29/2024 (2)	-	-		500,000	527,828		500,000	527,828
Teck Resources, Ltd., 3.750%, 2/1/2023	-	-		350,000	342,493		350,000	342,493

		-			1,407,929			1,407,929
Miscellaneous Manufacturing			0.0%			1.0%			0.5%
Trinity Industries, Inc., 4.550%, 10/1/2024	-	-		800,000	804,739		800,000	804,739

Oil & Gas			0.0%			4.4%			2.0%

Ensco PLC, 4.500%, 10/1/204	-	-		1,000,000	862,500		1,000,000	862,500
Petrobras Global Finance BV, 5.750%, 1/20/2020	-	-		1,000,000	1,051,500		1,000,000	1,051,500
Petroleos Mexicanos, 5.375%, 3/13/2022 (2)	-	-		750,000	785,400		750,000	785,400
Rowan Cos., Inc., 4.875%, 6/1/2022	-	-		750,000	720,000		750,000	720,000

		-			3,419,400			3,419,400

Pipelines			0.0%			1.3%			0.6%
Energy Transfer Partners LP, 4.150%, 10/1/2020	-	-		1,000,000	1,042,281		1,000,000	1,042,281

	Strategic Income (Acquiring Fund)			TCH Intermediate Income (Acquired Fund)			Pro Forma*

	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%
Real Estate Investment Trusts			0.0%			3.0%			1.4%
EPR Properties 5.250%, 7/15/2023	-	-		1,250,000	1,320,151		1,250,000	1,320,151
Senior Housing Properties Trust, 4.750%, 5/1/2024	-	-		1,000,000	1,023,026		1,000,000	1,023,026

		-			2,343,177			2,343,177

Retail			0.0%			1.0%			0.4%
Walgreens Boots Alliance, Inc., 3.100%, 6/1/2023	-	-		750,000	751,916		750,000	751,916

Semiconductors			0.0%			0.9%			0.4%
Micron Technology, Inc., 5.500%, 2/1/2025	-	-		650,000	674,375		650,000	674,375

Telecommunications			0.0%			0.6%			0.3%
Motorola Solutions, Inc., 4.000%, 9/1/2024	-	-		500,000	501,903		500,000	501,903

Transportation			0.0%			1.3%			0.6%
Asciano Finance, Ltd., 4.625%, 9/23/2020 (2)	-	-		1,000,000	1,041,006		1,000,000	1,041,006

Total Corporate Bonds & Notes		-			39,630,340			39,630,340

	(identified cost $0)			(identified cost $38,882,079)			(identified cost $38,882,079)
U.S. Government & U.S. Government Agency Obligations			0.0%			12.4%			5.7%

U.S. Treasury Bonds & Notes			0.0%			12.4%			5.7%
0.125%, 4/15/2020	-	-		4,639,275	4,728,168		4,639,275	4,728,168
3.125%, 4/30/2017	-	-		5,000,000	5,021,945		5,000,000	5,021,945

Total U.S. Government & U.S. Gov’t Agency Obligations		-			9,750,113			9,750,113

	(identified cost $0)			(identified cost $9,623,064)			(identified cost $9,623,064)

	Strategic Income (Acquiring Fund)			TCH Intermediate Income (Acquired Fund)			Pro Forma*

	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%
U.S. Government Agency-Mortgage Securities			76.3%			22.6%			51.7%
Federal Home Loan Mortgage Corporation			18.9%			10.7%			15.1%

2.500%, 4/1/2028	1,763,183	1,789,550		-	-		1,763,183	1,789,550

3.000%, 2/1/2029	1,361,255	1,402,548		-	-		1,361,255	1,402,548

3.000%, 9/1/2045	-	-		1,721,589	1,710,877		1,721,589	1,710,877

3.500%, 4/1/2042	88,443	91,204		-	-		88,443	91,204

3.500%, 10/1/2043	-	-		2,348,532	2,419,364		2,348,532	2,419,364

3.500%, 2/1/2044	-	-		2,249,939	2,317,723		2,249,939	2,317,723

3.500%, 9/1/2044	3,550,905	3,647,184		-	-		3,550,905	3,647,184

4.000%, 10/1/2031	1,558,885	1,656,600		-	-		1,558,885	1,656,600

4.000%, 12/1/2040	444,084	470,496		-	-		444,084	470,496

4.000%, 2/1/2044	2,841,532	3,015,487		-	-		2,841,532	3,015,487

4.000%, 4/1/2044	-	-		1,863,588	1,961,963		1,863,588	1,961,963

4.000%, 11/1/2045	1,559,017	1,640,901		-	-		1,559,017	1,640,901

4.500%, 9/1/2031	460,874	497,339		-	-		460,874	497,339

4.500%, 7/1/2040	33,309	36,015		-	-		33,309	36,015

4.500%, 11/1/2040	900,407	974,460		-	-		900,407	974,460

4.500%, 2/1/2041	1,301,791	1,404,480		-	-		1,301,791	1,404,480

5.000%, 12/1/2022	140,404	148,534		-	-		140,404	148,534

5.000%, 1/1/2040	287,574	317,891		-	-		287,574	317,891

5.500%, 11/1/2018	52,569	53,364		-	-		52,569	53,364

5.500%, 10/1/2021	144,553	153,088		-	-		144,553	153,088

5.500%, 7/1/2035	53,894	60,732		-	-		53,894	60,732

6.000%, 12/1/2036	28,861	32,868		-	-		28,861	32,868

6.000%, 12/1/2037	27,510	31,442		-	-		27,510	31,442

7.500%, 4/1/2024	37,994	42,731		-	-		37,994	42,731

7.500%, 4/1/2027	22,037	25,622		-	-		22,037	25,622

	Strategic Income (Acquiring Fund)			TCH Intermediate Income (Acquired Fund)			Pro Forma*

	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%

8.000%, 8/1/2030	22,303	27,431		-	-		22,303	27,431

8.500%, 9/1/2024	19,946	22,502		-	-		19,946	22,502

9.000%, 6/1/2019	2,619	2,642		-	-		2,619	2,642

9.500%, 2/1/2025	7,457	7,554		-	-		7,457	7,554

		17,552,665			8,409,927			25,962,592

Federal National Mortgage Association			52.7%			11.9%			34.0%

2.500%, 9/1/2029	1,896,931	1,904,259		-	-		1,896,931	1,904,259

2.500%, 5/1/2031	2,744,531	2,755,133		-	-		2,744,531	2,755,133

2.500%, 11/1/2031	1,946,794	1,954,315		-	-		1,946,794	1,954,315

3.000%, 8/1/2032	241,688	246,665		-	-		241,688	246,665

3.000%, 5/1/2043	1,783,248	1,776,946		-	-		1,783,248	1,776,946

3.000%, 5/1/2043	2,101,031	2,093,606		1,359,525	1,354,721		3,460,556	3,448,327

3.000%, 8/1/2043	1,573,321	1,567,761		-	-		1,573,321	1,567,761

3.000%, 9/1/2044	-	-		1,966,503	1,958,027		1,966,503	1,958,027

3.000%, 6/1/2045	-	-		2,089,390	2,078,325		2,089,390	2,078,325

3.000%, 7/1/2045	2,662,940	2,654,826		-	-		2,662,940	2,654,826

3.000%, 7/1/2045	-	-		2,611,289	2,597,459		2,611,289	2,597,459

3.000%, 10/1/2046	1,471,809	1,464,014		-	-		1,471,809	1,464,014

3.500%, 7/1/2032	473,377	493,964		-	-		473,377	493,964

3.500%, 10/1/2042	2,107,943	2,172,558		-	-		2,107,943	2,172,558

3.500%, 5/1/2043	2,825,270	2,920,193		-	-		2,825,270	2,920,193

3.500%, 9/1/2043	2,246,452	2,322,164		-	-		2,246,452	2,322,164

3.500%, 2/1/2045	2,564,795	2,638,940		-	-		2,564,795	2,638,940

3.500%, 4/1/2045	1,456,353	1,495,007		-	-		1,456,353	1,495,007

3.500%, 4/1/2045	-	-		1,336,819	1,372,301		1,336,819	1,372,301

3.500%, 5/1/2045	980,156	1,006,172		-	-		980,156	1,006,172

	Strategic Income (Acquiring Fund)			TCH Intermediate Income (Acquired Fund)			Pro Forma*

	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%

3.500%, 11/1/2045	2,580,358	2,648,846		-	-		2,580,358	2,648,846

4.000%, 11/1/2031	896,321	951,314		-	-		896,321	951,314

4.000%, 2/1/2041	1,472,534	1,555,241		-	-		1,472,534	1,555,241

4.000%, 3/1/2041	308,903	327,496		-	-		308,903	327,496

4.000%, 9/1/2043	1,242,546	1,317,079		-	-		1,242,546	1,317,079

4.000%, 5/1/2044	2,194,274	2,308,796		-	-		2,194,274	2,308,796

4.500%, 12/1/2040	1,115,548	1,203,637		-	-		1,115,548	1,203,637

4.500%, 4/1/2041	2,495,622	2,695,082		-	-		2,495,622	2,695,082

4.500%, 6/1/2042	1,072,736	1,161,768		-	-		1,072,736	1,161,768

5.000%, 5/1/2018	61,720	63,237		-	-		61,720	63,237

5.000%, 5/1/2042	1,185,998	1,303,444		-	-		1,185,998	1,303,444

5.500%, 1/1/2023	155,518	172,996		-	-		155,518	172,996

5.500%, 10/1/204	253,827	282,377		-	-		253,827	282,377

5.500%, 2/1/2036	189,256	212,460		-	-		189,256	212,460

5.500%, 7/1/2036	400,194	449,598		-	-		400,194	449,598

5.500%, 8/1/2037	735,368	825,672		-	-		735,368	825,672

6.000%, 9/1/2021	192,063	204,356		-	-		192,063	204,356

6.000%, 5/1/2039	667,118	763,958		-	-		667,118	763,958

6.500%, 8/1/2030	394,363	444,469		-	-		394,363	444,469

6.500%, 12/1/2031	24,408	28,136		-	-		24,408	28,136

6.500%, 11/1/2037	88,485	98,450		-	-		88,485	98,450

7.000%, 3/1/2029	51,937	60,604		-	-		51,937	60,604

7.000%, 7/1/2029	153,593	176,730		-	-		153,593	176,730

7.000%, 2/1/2030	101,901	114,475		-	-		101,901	114,475

7.500%, 10/1/2030	23,190	26,089		-	-		23,190	26,089

8.000%, 10/1/2028	170,512	186,428		-	-		170,512	186,428

8.000%, 4/1/2030	42,248	50,254		-	-		42,248	50,254

		49,099,515			9,360,833			58,460,348

	Strategic Income (Acquiring Fund)			TCH Intermediate Income (Acquired Fund)			Pro Forma*

	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%	Shares or Principal Amount	Value	%
Government National Mortgage Association			4.7%			0.0%			2.6%

3.000%, 2/20/2045	2,222,859	2,256,473		-	-		2,222,859	2,256,473

5.000%, 4/15/2034	305,856	339,814		-	-		305,856	339,814

5.500%, 9/15/2033	732,053	827,382		-	-		732,053	827,382

6.000%, 12/20/2033	777,459	905,785		-	-		777,459	905,785
7.000%, 8/15/2031	39,439	45,342		-	-		39,439	45,342
9.500%, 10/15/2024	5,837	5,869		-	-		5,837	5,869

		4,380,665			-			4,380,665

Total U.S. Government Agency-Mortgage Securities		71,032,845			17,770,760			88,803,605
	(identified cost $70,447,236)			(identified cost $17,731,592)			(identified cost $88,178,828)

Short-Term Investments			1.1%			7.5%			4.0%

Mutual Funds			1.1%			7.5%			4.0%
BMO Government Money Market Fund - Premier Class, 0.370%	1,032,709	1,032,709		-	-		-	-
BMO Institutional Prime Money Market Fund – Premier Class, 0.680%	-	-		5,896,967	5,898,146		6,929,676	6,930,855

Total Short-Term Investments		1,032,709			5,898,146			6,930,855

	(identified cost $1,032,709)			(identified cost $5,897,735)			(identified cost $6,930, 444)

Total Investments		92,930,229	99.8%		73,049,359	92.9%		165,979,588	96.7%

	(identified cost $92,043,476)			(identified cost $72,134,470)			(identified cost $164,177,946)

Other Assets and Liabilities		182,998	0.2%		5,552,559	7.1%		5,735,557	3.3%

Total Net Assets		$93,113,227	100.0%		$78,601,918	100.0%		$171,715,145	100.0%

All categories of investments are shown as a percentage of total net assets for each Fund as of February 28, 2017.

(1)	Denotes a variable or floating rate security. Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of February 28, 2017.

(2)	Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based on criteria approved by the Board of Directors of the BMO Funds. At February 28, 2017, these securities amounted to:

Fund	Amount	% of Total Net Assets

Acquiring Fund	$7,795,536	8.37%
Acquired Fund	7,126,789	9.07
Pro Forma	14,922,325	8.69

*	If the Reorganization had occurred on February 28, 2017, the Acquired Fund would not have been required to dispose of any of its securities in order to comply with the Acquiring Fund’s investment policies and restrictions. However, due to the different investment strategies, the portfolio managers of the Acquiring Fund anticipate disposing of a substantial portion (approximately 50%) of the Acquired Fund’s portfolio following the closing of the Reorganization. In this regard, the portfolio managers expect to dispose of the following categories of securities following the closing: (1) investment grade corporate bonds, (2) U.S. government agency mortgage-backed securities, and (3) U.S. Treasuries.

See accompanying notes to pro forma financial statements.

Pro Forma

Statements of Assets and Liabilities

February 28, 2017 (Unaudited)

	Strategic Income Fund (Acquiring Fund)	TCH Intermediate Income Fund (Acquired Fund)	Pro Forma Adjustments	Proforma

Assets:

Investments in unaffiliated issuers, at value	$ 91,897,520	$ 67,151,213	$-	$159,048,733

Cash sweep investments in affiliated issuers, at value	1,032,709	5,898,146	-	6,930,855

Cash	-	4,000,000	-	4,000,000

Deposit held at broker	-	100,000	-	100,000

Dividends and interest receivable	288,327	398,882	-	687,209

Receivable for investments sold	280	-	-	280

Receivable for capital stock sold	650	1,140,676	-	1,141,326

Prepaid expenses	23,670	17,386	-	41,056

Total assets	93,243,156	78,706,303	-	171,949,459

Liabilities:

Payable for capital stock redeemed	30,068	29,700	-	59,768

Payable to affiliates, net (Note 4)	36,406	22,786	-	59,192

Payable for income distribution	32,334	31,183	-	63,517

Other liabilities	31,121	20,716	-	51,837

Total liabilities	129,929	104,385	-	234,314

Total net assets	$ 93,113,227	$ 78,601,918	$-	$171,715,145

Net assets consist of:

Paid-in capital	$ 97,702,416	$ 100,385,868	$-	$198,088,284
Net unrealized appreciation on investments, options, futures contracts and foreign currency translation	886,753	914,889	-	1,801,642
Accumulated net realized loss on investments, options, futures contracts and foreign currency transactions	(5,092,187)	(22,653,692)	-	(27,745,879)

Distributions in excess of net investment income	(383,755)	(45,147)	-	(428,902)

Total net assets	$ 93,113,227	$ 78,601,918	$-	$171,715,145

	Strategic Income Fund (Acquiring Fund)	TCH Intermediate Income Fund (Acquired Fund)	Pro Forma Adjustments	Proforma

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)

Investor class of shares:

Net asset value, offering price and redemption proceeds per share	$9.16	$ -	$-	$ 9.16

Advisor class of shares:

Net asset value and redemption proceeds per share	9.16	10.62	-	9.16

Offering price per share(1)	9.49	11.01	-	9.49

Institutional class of shares:

Net asset value, offering price and redemption proceeds per share	9.15	10.61	-	9.15

Net assets:

Investor class of shares	$75,444,071	$ -	$-	$ 75,444,071

Advisor class of shares	31,323	19,255,165	-	19,286,488

Institutional class of shares	17,637,833	59,346,753	-	76,984,586

Total net assets	$93,113,227	$ 78,601,918	$-	$ 171,715,145

Shares outstanding:

Investor class of shares	8,239,941	-	-	8,239,941

Advisor class of shares	3,421	1,812,464	290,525(2)	2,106,410

Institutional class of shares	1,927,924	5,592,178	894,788(2)	8,414,890

Total shares outstanding	10,171,286	7,404,642	1,185,313	18,761,241

Investments, at cost:

Investments in unaffiliated issuers	$91,010,767	$ 66,236,735	$-	$ 157,247,502

Cash sweep investments in affiliated issuers	1,032,709	5,897,735	-	6,930,444

Total investments, at cost	$92,043,476	$ 72,134,470	$-	$ 164,177,946

(1) Computation of offering price per share 100/96.5 of net asset value.

(2) The pro-forma statement assumes the issuance of 2,102,989 Acquiring Fund Advisor class shares and 6,486,966 Acquiring Fund Institutional class shares in connection with the Reorganization based on the NAV of each share class as of February 28, 2017.

See accompanying notes to pro forma financial statements.

Pro Forma

Statements of Operations

Twelve Months Ended February 28, 2017 (Unaudited)

	Strategic Income Fund (Acquiring Fund)	TCH Intermediate Income Fund (Acquired Fund)	Pro Forma Adjustments	Proforma

Investment income:

Dividend income from:

Affiliated issuers	$4,184	$15,582	$-	$19,766

Interest income	3,086,669	2,170,880	-	5,257,549

Net securities lending income	-	45,649	-	45,649

Total income	3,090,853	2,232,111	-	5,322,964

Expenses:

Investment advisory fees (Note 4)	260,755	195,572	(38,280)(1)	418,047

Shareholder servicing fees (Note 4)	208,613	-	-	208,613

Administration fees (Note 4)	158,428	117,344	-	275,772

Portfolio accounting fees	79,745	51,314	(19,200)(2)	111,859

Recordkeeping fees	52,966	40,449	(18,000)(2)	75,415

Custodian fees (Note 4)	4,811	3,565	-	8,376

Registration fees	41,319	30,730	(30,730)(2)	41,319

Professional fees	29,585	29,025	(29,025)(2)	29,585

Printing and postage	12,417	4,463	-	16,880

Directors’ fees	14,055	14,055	(14,055)(2)	14,055

Distribution services fees (Note 4):

Advisor class	79	58,509	-	58,588

Miscellaneous	3,943	2,677	-	6,620

Total expenses	866,716	547,703	(149,290)	1,265,129

Deduct:

Expense waivers (Note 4)	(77,092)	(58,935)	136,027(3)	-

Net expenses	789,624	488,768	(13,263)	1,265,129

	Strategic Income Fund (Acquiring Fund)	TCH Intermediate Income Fund (Acquired Fund)	Pro Forma Adjustments	Proforma

Net investment income	2,301,229	1,743,343	13,263	4,057,835

Net realized and unrealized gain (loss) on investments:

Net realized loss on transactions from:

Investments in unaffiliated issuers	218,161	(163,596)	-	54,565

Total net realized loss	218,161	(163,596)	-	54,565

Net change in unrealized appreciation/depreciation on:
Investments in unaffiliated issuers	(1,617,997)	4,350,625	-	2,732,628

Investments in affiliated issuers	-	411	-	411

Total net change in unrealized appreciation/depreciation	(1,617,997)	4,351,036	-	2,733,039

Net realized and unrealized loss on investments	(1,399,836)	4,187,440	-	2,787,604

Change in net assets resulting from operations	$(901,393)	$5,930,783	$13,263	$6,845,439

(1) Reflects the impact of a breakpoint in the advisory fee rate at $100 million of average daily net assets.

(2) Reflects the expected reduction of certain duplicative expenses as a result of the Reorganization.

(3) Reflects the change in expenses waived as a result of applying the expense cap to the Pro Forma Combined Fund.

See accompanying notes to pro forma financial statements.

Notes to Pro Forma Financial Statements (Unaudited)

1.	Description of the Funds

Each of the BMO Strategic Income Fund (the “Acquiring Fund”) and BMO TCH Intermediate Income Fund (the “Acquired Fund” and together with the Acquiring Fund, the “Funds”) is a series of BMO Funds, Inc., a Delaware business trust (the “Company”). The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Each Fund is a diversified fund under the 1940 Act.

The Acquiring Fund offers three classes of shares: Class Y, Class I , and Class A. The Acquired Fund offers two classes of shares: Class I and Class A. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of Fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class and other class-specific matters.

2.	Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) as if such Reorganization had taken place on the first business day of the twelve month period ended February 28, 2017.

Under the terms of the Plan of Reorganization, the combination of the Acquiring Fund and the Acquired Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Acquiring Fund at net asset value (“NAV”). The Statement of Assets and Liabilities and the related Statement of Operations of the Acquired Fund and the Acquiring Fund have been combined as of and for the twelve months ended February 28, 2017. Following the Reorganization, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States (“GAAP”), the historical cost of investment securities will be carried forward to the surviving fund, and the result of operations for pre-combination periods of the Acquired Fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Funds included in their respective semi-annual reports dated February 28, 2017.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned Reorganization had taken place on the first business day of the twelve month period ended February 28, 2017.

3.	Significant Accounting Policies

The Funds are investment companies and follow the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Investment Valuations—Listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value as discussed below. Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase, and of sufficient credit quality, are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Company’s Board of Directors (the “Directors”). The Directors have established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Directors. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments; it is possible that the fair value determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.

Securities held in certain funds may be listed on foreign exchanges that do not value their listed securities at the same time each Fund calculates its NAV. Most foreign markets close well before each Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Funds have retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value.

Investment Income, Expenses, and Distributions—Interest income and expenses are accrued daily. Dividend income, realized gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value.

The Funds offer multiple classes of shares which differ in their respective distribution, administration, and service fees. All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class without distinction between share classes. Expenses attributable to a particular class of shares, such as shareholder servicing fees, are allocated directly to that class.

Premium and Discount Amortization/Paydown Gains and Losses—Premiums and discounts on fixed income securities are amortized/accreted for tax and financial statement purposes. Gains and losses realized on principal payments of mortgage-backed and asset-backed securities (paydown gains and losses) are classified as part of interest income.

Fair Value Measurements: Fair Valuation Measurement defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting issuer (observable inputs), and (2) the reporting issuer’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement.

Various inputs are used in determining the value of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common and preferred stocks, options and futures contracts, and U.S. registered mutual funds are generally categorized as Level 1.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Fixed income securities, repurchase agreements, cash collateral received as part of the securities lending program, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

Level 3—significant unobservable inputs, including management’s own assumptions in determining the fair value of investments.

In May 2015, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standard Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Unit (or Its Equivalent), modifying ASC 820. Under the modifications, investments in private investment funds valued at net asset value are no longer included in the fair value hierarchy. For the period ended February 28, 2017, the Funds had no investments in private investment funds, and there were no investments excluded from the fair value hierarchy. It is the Funds’ policy to recognize transfers between category levels at the end of the period. For the period ended February 28, 2017, there were no transfers in and out of Level 1, Level 2 and Level 3. The Funds did not hold any Level 3 securities as of February 28, 2017.

The following is a summary of the inputs used, as of February 28, 2017, in valuing the Funds’ assets:

	Acquiring Fund
	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$-	$268,490	$-	$268,490
Collateralized Mortgage Obligations	-	9,672,717	-	9,672,717
Commercial Mortgage Securities	-	10,923,468	-	10,923,468

U.S. Government Agency-Mortgage Securities	-	71,032,845	-	71,032,845
Short-Term Investments	1,032,709	-	-	1,032,709

Total	$1,032,709	$91,897,520	$-	$92,930,229

	Acquired Fund
	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$-	$39,630,340	$-	$39,630,340
U.S. Government & U.S. Government Agency Obligations	-	9,750,113	-	9,750,113
U.S. Government Agency-Mortgage Securities	-	17,770,760	-	17,770,760

Short-Term Investments	5,898,146	-	-	5,898,146

Total	$5,898,146	$67,151,213	$-	$73,049,359

4.	Advisory, Administration and Distribution Agreements

Investment Advisory Fees— BMO Asset Management Corp. (the “Adviser”) receives for its services an investment adviser fee based on a percentage of each Fund’s average daily net assets (“ADNA”) as listed below.

	Fund’s ADNA
Fund	on the first $100 million	in excess of $100 million
Acquiring Fund	0.250	0.200
Acquired Fund	0.250	0.200

The Acquired Fund’s sub-adviser is Taplin, Canida & Habacht, LLC, an affiliate of the Adviser. The Adviser compensates the sub-adviser based on the level of average daily net assets of the Fund managed by the sub-adviser.

Contractual Expense Limitation — The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class specific total annual operating expenses (excluding taxes, dividend and interest expense, brokerage commissions, other investment related costs, Acquired Fund Fees and Expenses and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) from exceeding the amounts for the periods set forth below. The Adviser may not terminate this arrangement prior to December 31, 2017 (with respect to the Acquired Fund) or December 31, 2018 (with respect to the Acquiring Fund), without the consent of the Directors, unless the investment advisory agreement is terminated. The Adviser may voluntarily choose to waive any portion of its fee beyond its contractual agreement. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. Additionally, the agreement does not provide for recoupment by the Adviser of waived fees or reimbursed expenses.

	Annualized Contractual Expense Limitation

Fund	Class A	Class I
Acquiring Fund	0.80	0.55
Acquired Fund	0.80	0.55

Shareholder Servicing Fees—Under the terms of a Shareholder Services Agreement with the Adviser, certain Funds pay the Adviser at the annual rate of 0.25% of average daily net assets of the Fund’s Investor Class shares for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts.

Distribution Services Fees—Certain Funds are subject to a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan authorizes payments by the Fund to finance activities intended to result in the sale of its Advisor Class. The Plan provides that the Fund may incur distribution expenses of 0.25% of the average daily net assets of the Fund’s Advisor Class.

Administration Fees—Each Fund pays the Adviser at the annual rate of 0.15% of average daily net assets per class.

Custodian Fees—BMO Harris is the Funds’ custodian. BMO Harris receives fees consisting of 0.005% on the first $10 billion average daily net assets, based on the collective net assets of the Company custodied by BMO Harris, and 0.0025% on all assets in excess of $10 billion.

5.	Pro Forma Adjustments and Pro Forma Combined Columns

The unaudited pro forma adjustments and unaudited pro forma combined columns of the Statement of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the Reorganization of the Acquired Fund into the Acquiring Fund had occurred on March 1, 2016. The unaudited pro forma Statement of Assets and Liabilities and Schedules of Investments give effect to the proposed transfer of such assets as of February 28, 2017. The unaudited pro forma combined schedules and financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated on and for the period-ended February 28, 2017. These pro forma numbers have been estimated in good faith based on information regarding the Funds for the twelve months ended February 28, 2017.

6.	Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Acquiring Fund that would have been issued at February 28, 2017, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the NAV of shares of the Acquired Fund, as of February 28, 2017, divided by the NAV per share of the shares of the Acquiring Fund as of February 28, 2017. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at February 28, 2017:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination

Investor Class	8,239,941	-	8,239,941
Advisor Class	3,421	2,102,989	2,106,410
Institutional Class	1,927,924	6,486,966	8,414,890

7.	Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). After the Reorganization, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investment will remain unchanged for the combined Fund.

8.	Costs of Reorganization

All direct fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred by the Funds in connection with the consummation of the transactions contemplated by this Reorganization will be borne by the Adviser and/or its affiliates, including the costs of liquidating the Acquired Fund’s portfolio securities that the Acquiring Fund indicates it does not wish to acquire in connection with the Reorganization; and provided that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of either fund as a “regulated investment company” within the meaning of Section 851 of the Code. The costs of the Reorganization are estimated to be approximately $100,000.